EXHIBIT 4.1

                                                                  EXECUTION COPY

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                 CITICORP RESIDENTIAL MORTGAGE SECURITIES, INC.,

                                    Depositor

                               CITIMORTGAGE, INC.,

                     Servicer and Certificate Administrator

                         U.S. BANK NATIONAL ASSOCIATION,

                                     Trustee

                                       And

                                 CITIBANK, N.A.,

          Paying Agent, Certificate Registrar and Authenticating Agent

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                         POOLING AND SERVICING AGREEMENT



                          Dated as of November 1, 2006

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                        REMIC PASS-THROUGH CERTIFICATES,
                                  SERIES 2006-3

ARTICLES I-XI INCORPORATION BY REFERENCE

ARTICLE XII TERMS FOR SERIES 2006-3 CERTIFICATES

      Section 12.01. General Terms for Certificates.........................
      Section 12.02. Additional Terms and Definitions.......................
      Section 12.03. Wire Transfer Eligibility..............................
      Section 12.04. REMIC-Related Provisions...............................
      Section 12.05. Expenses and Liabilities of the Trust Fund.............
      Section 12.06. Tax Matters Person.....................................
      Section 12.07. [Reserved].............................................

ARTICLE XIII SUBORDINATION; PRIORITIES; ALLOCATION OF LOSSES

      Section 13.01. Subordination; Priority of Distributions...............
      Section 13.02. Allocation of Realized Losses; Recoveries..............
      Section 13.03. [Reserved].............................................
      Section 13.04. Distributions on the Class R Certificate...............

ARTICLE XIV ADDITIONAL PROVISIONS

      Section 14.01. Additional Representations and Warranties..............
      Section 14.02. Additional Servicing Events of Default.................
      Section 14.03. Additional Conditions for Subsequent
                     Transfer Dates.........................................
      Section 14.04. Additional Certificate Information.....................
      Section 14.05. Additional Pool Information............................

SCHEDULES

SCHEDULE 1       Servicing Criteria to be Addressed in Report on Assessment of
                 Compliance
SCHEDULE 2       Additional Form 10-D Disclosure
SCHEDULE 3       Additional Form 10-K Disclosure
SCHEDULE 4       Form 8-K Disclosure Information
EXHIBITS
EXHIBIT A-1      Form of Class A Certificates
EXHIBIT A-2      Form of Class M Certificates
EXHIBIT A-3      Form of Class CE Certificates
EXHIBIT A-4      Form of Class R Certificate
EXHIBIT B        Schedule of Mortgage Loans
EXHIBIT C        Form of Purchaser Letter
EXHIBIT D        Form of ERISA Letter
EXHIBIT E        Form of Servicer Certification
EXHIBIT F        Form of Mortgage Document Custodial Agreement

      THIS POOLING AND SERVICING AGREEMENT ("this Pooling Agreement" or "this Agreement"), dated as of November 1, 2006, among CITICORP RESIDENTIAL MORTGAGE SECURITIES, INC., a Delaware corporation, as depositor ("CRMSI" or the "Depositor"), CITIMORTGAGE, INC., a New York corporation, as servicer (the "Servicer") and certificate administrator (the "Certificate Administrator"), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee"), and CITIBANK, N.A., a national banking association, as paying agent (the "Paying Agent"), certificate registrar (the "Certificate Registrar") and authenticating agent (the "Authenticating Agent").

                                WITNESSETH THAT:

      In the regular course of their business, certain affiliates of CRMSI originate and acquire Mortgage Loans. CRMSI, the Servicer and the Trustee wish to set forth the terms and conditions pursuant to which CRMSI will sell to the Trust Fund the Mortgage Loans listed on Exhibit B hereto. Certificates will be issued to Holders evidencing ownership interests in such Trust Fund and the Servicer will manage and service such Mortgage Loans. In consideration of the mutual agreements herein contained, CRMSI, the Servicer and the Trustee agree as follows:

                                  ARTICLES I-XI

                           INCORPORATION BY REFERENCE

      Those certain Standard Terms for Pooling and Servicing Agreements dated as of November 1, 2006 (the "Standard Terms"), a copy of which is attached hereto, as amended, superseded and supplemented hereby, are incorporated by reference herein as if set forth in full. Such Standard Terms, as so amended, superseded and supplemented, are hereby affirmed by, and shall constitute a part of this Agreement between, the parties hereto. For purposes of this Pooling Agreement and the Certificates executed and delivered hereunder, the terms "this Agreement," "herein," "hereof" and words of similar import shall refer to this Pooling Agreement including the Standard Terms as incorporated herein with such modifications or amendments for the related series of Certificates as may be set forth in this Pooling Agreement.

                                  ARTICLE XII.

                      TERMS FOR SERIES 2006-3 CERTIFICATES

      On November 29, 2006, there shall be established pursuant to the terms of, and authenticated under, this Pooling Agreement a series of certificates known and designated as "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3". Elections will be made pursuant to this Agreement to treat the Trust as two REMICs for federal income tax purposes. The Certificates shall consist of (i) one Class consisting of seven Subclasses of Certificates (each a "Class A Subclass") designated as "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, Senior Class A-1a Certificates" (the "Class A-1a Certificates"), "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, Senior Class A-1b Certificates" (the "Class A-1b Certificates"), "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, Senior Class A-2 Certificates" (the "Class A-2 Certificates"), "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, Senior Class A-3 Certificates" (the "Class A-3 Certificates"), "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, Senior Class A-4 Certificates" (the "Class A-4 Certificates"), "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, Senior Class A-5 Certificates" (the "Class A-5 Certificates"), and "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, Senior Class A-6 Certificates" (the "Class A-6 Certificates" and, collectively, together with the Class A-1a, Class A-1b, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, the "Class A Certificates"); (ii) one Class consisting of nine Subclasses (each a "Class M Subclass") of Certificates designated as "Citicorp Residential Mortgage Securities, Inc., REMIC Pass-Through Certificates, Series 2006-3, Subordinated Class M-1 Certificates" (the "Class M-1 Certificates"), "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, Subordinated Class M-2 Certificates" (the "Class M-2 Certificates"), "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, Subordinated Class M-3 Certificates" (the "Class M-3 Certificates"), "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, Subordinated Class M-4 Certificates" (the "Class M-4 Certificates"), "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, Subordinated Class M-5 Certificates" (the "Class M-5 Certificates"), "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, Subordinated Class M-6 Certificates" (the "Class M-6 Certificates"), "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, Subordinated Class M-7 Certificates" (the "Class M-7 Certificates"), "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, Subordinated Class M-8 Certificates" (the "Class M-8 Certificates"), and "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, Subordinated Class M-9 Certificates" (the "Class M-9 Certificates", and together with the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, collectively, the "Class M Certificates"); (iii) one Class of Certificates designated as "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, Subordinated Class CE Certificates" (the "Class CE Certificates") and (iv) one class of residual interests designated as "Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, Class R Certificate" (the "Class R Certificate" and, together with the Class A, Class M and Class CE Certificates, the "Certificates").

      For the avoidance of doubt, all of the Certificates are of the same Group (as such term is defined in the Standard Terms) and all of the Mortgage Loans are in the same Pool (as such term is defined in the Standard Terms).

      The Class A-1a, Class A-1b, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (exclusive of their respective rights to receive Class A Subclass Cap Amounts or Class M Subclass Cap Amounts, as applicable) and the Class CE Certificates (exclusive of their obligation to pay Class A Subclass Cap Amounts or Class M Subclass Cap Amounts) are hereby designated as "regular interests" in the Upper-Tier REMIC within the meaning of Code Section 860G(a)(1). The Class R Certificate represents ownership of the Class LT-R Interest, which is the "residual interest" in the Lower-Tier REMIC, and the Class UT-R Interest, which is the "residual interest" in the Upper-Tier REMIC within the meaning of Code Section 860G(a)(2). The Certificates shall have the terms provided for in this Agreement.

      Section 12.01. General Terms for Certificates.

      (a) The Class A Certificates, the Class M Certificates, Class CE Certificates and Class R Certificate shall have the following respective Initial Principal Balances and Certificate Rates:

                          Initial Principal   Certificate
                               Balance          Rate(1)
                          -----------------   -----------
Class A-1a Certificates         $96,853,000        5.815%
Class A-1b Certificates         $96,853,000         (2)
Class A-2 Certificates          $64,542,000        5.609%
Class A-3 Certificates          $56,069,000        5.610%
Class A-4 Certificates          $77,419,000        5.703%
Class A-5 Certificates          $32,327,000        5.948%
Class A-6 Certificates          $47,118,000        5.628%
Class M-1 Certificates          $13,299,000        5.794%
Class M-2 Certificates          $14,928,000        5.824%
Class M-3 Certificates           $3,800,000        5.874%
Class M-4 Certificates           $4,886,000        5.953%
Class M-5 Certificates           $5,157,000        6.052%
Class M-6 Certificates           $4,071,000        6.151%
Class M-7 Certificates           $3,257,000        6.399%
Class M-8 Certificates           $2,985,000        6.697%
Class M-9 Certificates           $4,615,000        7.241%
Class CE Certificates                (3)             (4)
Class R Certificate                  (5)             (5)

(1) For all Interest Accrual Periods commencing after the Optional Termination Date, the Certificate Rate for each Class of Certificates (other than Class A1-b, Class R and Class CE) will be the applicable rate set forth above plus 0.50% per annum.

(2) Interest will accrue on the Class A-1b Certificates during each Interest Accrual Period at a per annum rate equal to the sum of (x) One-Month LIBOR for such Interest Accrual Period plus (y) the Class A-1b Margin for such Interest Accrual Period. The "Class A-1b Margin" shall be 0.07% for all Interest Accrual Periods commencing on or prior to the Optional Termination Date, and shall be 0.14% for all Interest Accrual Periods commencing after the Optional Termination Date. With respect to the first Interest Accrual Period, interest will accrue on the Class A-1b Certificates at a per annum rate equal to 5.39000%.

(3) For federal income tax purposes, the Class CE Certificates will be treated as having a Principal Balance equal to the Overcollateralization Amount.

(4)   The Class CE Certificates have no Certificate Rate.

(5)   The Class R Certificate has no Principal Balance or Certificate Rate.

      The Class CE Certificates and the Class R Certificate will be entitled to distributions as set forth herein.

      The last scheduled distribution date is November 25, 2036 for each Class, and is the "latest possible maturity date" of the related Subclass or Class for purposes of Section 860G(a)(1) of the Code and Treasury Regulations Section 1.860G-1(a)(4)(iii).

      (b) For each Distribution Date, each of the Class A Certificates and Class M Certificates will accrue interest on their respective Principal Balances during the related Interest Accrual Period at the lesser of (x) the applicable Certificate Rate for such Subclass or Class set forth in Section 12.01(a) and
(y) the Net WAC Rate for such Distribution Date. Interest accrued on the Certificates during any Interest Accrual Period will be calculated on the assumption that any distributions in reduction of Principal Balance on all Certificates were made, and any allocations of any losses were made, on the day immediately following the last day of the preceding Interest Accrual Period. Each Class A Subclass Interest Amount and each Class M Subclass Interest Amount relating to an Interest Accrual Period shall be distributable on the following Distribution Date. Each Subclass and Class of Certificates shall accrue interest from the applicable Accrual Date for such Subclass and Class of Certificates.

      Interest on the Certificates (other than the Class A-1b, Class CE or Class R Certificates) will be calculated on the basis of a 360-day year comprised on twelve 30-day months. Interest on the Class A-1b Certificates will be calculated on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year. On each Distribution Date, each Class A Subclass Interest Amount and each Class M Subclass Interest Amount for such Subclass for such Distribution Date shall be distributable to such Subclass or Class of Certificates.

      (c) [Reserved].

      (d) Subject to the provisions of Section 13.01, on each Distribution Date prior to the Subordination Depletion Date, the Senior Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balance of the Subclasses of the Class A Certificates sequentially as follows:

            (I) first, to the Class A-6 Certificates, the Class A-6 Priority Amount for such Distribution Date; and

            (II) then, the amount remaining after application according to clause (I) above, sequentially as follows:

                  (1) to the Class A-1a and Class A-1b Certificates, pro rata, based on their respective outstanding Principal Balances, until their respective Principal Balances are reduced to zero,

                  (2) to the Class A-2 Certificates until their Principal Balance is reduced to zero,

                  (3) to the Class A-3 Certificates until their Principal Balance is reduced to zero,

                  (4) to the Class A-4 Certificates until their Principal Balance is reduced to zero,

                  (5) to the Class A-5 Certificates until their Principal Balance is reduced to zero, and

                  (6) to the Class A-6 Certificates until their Principal Balance is reduced to zero.

      (e) On each Distribution Date on or after the Subordination Depletion Date, notwithstanding the priorities set forth in Section 12.01(d), the Senior Principal Distribution Amount will be distributed pro rata to the Class A Subclasses, based on outstanding Principal Balances.

      (f) On each Distribution Date, distributions in reduction of the Principal Balance made to each Class A Subclass will be distributed pro rata among the holders of Certificates of such Class A Subclass.

      (g) On each Distribution Date, subject to the provisions of Section 13.01, distributions in reduction of Principal Balance of the Subclasses of Class M Certificates will be made in an aggregate amount equal to the applicable Class M Subclass Principal Distribution Amount, respectively, in accordance with the priorities set forth in Section 13.01(b).

      (h) Other distributions shall be made in respect of the Certificates as provided in Section 13.01.

      Section 12.02. Additional Terms and Definitions.The Certificates shall have and be subject to the following additional specific terms:

      Accrual Date. For each Class or Subclass of interest-bearing Certificates other than the Class A-1b Certificates, the Cut-Off Date, and for the Class A-1b Certificates, the Closing Date.

      Authenticating Agent. Citibank, N.A., Agency and Trust, 388 Greenwich Street, 14th Floor, New York, New York 10013, Attention: CRMSI 2006-3 has been appointed by the Trustee as an Authenticating Agent pursuant to Section 8.12. Any such Authenticating Agent may be removed, and any other Authenticating Agent appointed, as permitted by Section 8.12 and shall have the rights, privileges, benefits, exculpatory provisions and protections of the Trustee as set forth in Sections 8.01, 8.02, 8.03 and 8.04.

      Book-Entry Certificates. All Subclasses of Class A Certificates and all Subclasses of Class M Certificates are Book-Entry Certificates.

      Cap Amounts. Any Class A Subclass Cap Amount or Class M Subclass Cap
Amount.

      Capitalized Interest Account. Not applicable.

      Cash Deposited into Collection Account. No cash will be deposited into the Collection Account on the Issue Date.

      Certificate Administrator. CitiMortgage, Inc. shall act as the initial Certificate Administrator, which appointment is hereby approved by the Trustee. The Certificate Administrator is authorized to take actions permitted or required thereof under this Agreement. The Certificate Administrator may be removed, and any other Certificate Administrator reasonably acceptable to the Trustee appointed, by the Servicer.

      Certificate Rate. The Certificate Rates for the Certificates are as set forth in Section 12.01(a).

      Certificate Registrar. Citibank, N.A., having its principal offices located at 111 Wall Street, 15th Floor, New York, New York 10005, Attention:
15th Floor Window, is hereby appointed as the Certificate Registrar for all of the Certificates pursuant to Section 5.02 and shall have the rights, privileges, benefits, exculpatory provisions and protections of the Trustee as set forth in Sections 8.01, 8.02, 8.03, 8.04, 8.07, and 8.09.

      Class A Principal Balance. As of any date, the sum of the Class A Subclass Principal Balances of the Class A Certificates.

      Class A Subclass Cap Amount. For a Distribution Date and any Class A Subclass, the sum of (x) the difference (if greater than zero) between the Normal Accrual for such Class A Subclass for the related Interest Accrual Period and the WAC Accrual for such Class A Subclass for the related Interest Accrual Period and (y) any Class A Subclass Cap Amount remaining unpaid on the prior Distribution Date after giving effect to all payments made on such prior Distribution Date, plus interest on the amount thereof at its Certificate Rate for the related Interest Accrual Period for the Distribution Date in question.

      Class A Subclass Interest Shortfall. For a Distribution Date and any Class A Subclass, the sum of (x) any Class A Subclass Interest Shortfall Amount for such Subclass for such Distribution Date and (y) any Class A Subclass Interest Shortfall for such Subclass for the prior Distribution Date and remaining unpaid after application of all payments on such prior Distribution Date plus interest on the amount thereof at the lower of (x) the applicable Certificate Rate for the Interest Accrual Period related to the Distribution Date in question and (y) the Net WAC Rate for the Distribution Date in question.

      Class A Subclass Principal Distribution Amount. For each Distribution Date and any Class A Subclass, the amount of principal distributed to such Class A Subclass pursuant to clause 1.d of Section 13.01(b).

      Class A-1b Margin: As defined in Section 12.01(b).

      Class A-6 Percentage. The Principal Balance of the Class A-6 Certificates, divided by the aggregate Subclass Principal Balances of the Class A Certificates.

      Class A-6 Priority Amount. For any Distribution Date means the lesser of
(A) the Principal Balance of the Class A-6 Certificates and (B) the product of
(a) the Class A-6 Percentage, (b) the Class A-6 Shift Percentage and (c) the Senior Principal Distribution Amount.

      Class A-6 Shift Percentage. For any Distribution Date will be the percentage indicated below:

                                                                 Class A-6
Distribution Date Occurring In                               Shift Percentage
------------------------------                               ----------------

December 2006 through November 2009.............                     0%
December 2009 through November 2011.............                    45%
December 2011 through November 2012.............                    80%
December 2012 through November 2013.............                   100%
December 2013 and thereafter....................                   300%

      Class CE Distributable Amount. On any Distribution Date, the sum of (i) as a distribution in respect of interest, the amount of interest that has accrued on the Class CE Interest and not applied as an Extra Principal Distribution Amount on such Distribution Amount on such Distribution Date, plus any such accrued interest remaining undistributed from prior Distribution Dates, plus (without duplication) (ii) as a distribution in respect of principal, any portion of the Principal Balance of the Class CE Interest which is distributable as a Release Amount, minus (iii) any amounts paid in respect of the Class A Subclass Cap Amounts or the Class M Subclass Cap Amounts.

      Class LT-Accrual Interest. One of the separate non-certificated beneficial ownership interests in the Lower-Tier REMIC issued hereunder and designated as a regular interest in the Lower-Tier REMIC. Class LT-Accrual Interest shall accrue interest at the related Interest Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to 1/2 of the Pool Balance plus 1/2 of the Overcollateralization Amount, as set forth in Section 12.04(a).

      Class LT-R Interest. The residual interest in the Lower-Tier REMIC as described in Section 12.04(a) and the related footnote thereto.

      Class M Factor. For Class M-1, 78.50%; for Class M-2, 84.00%; for Class M-3, 85.40%; for Class M-4, 87.20%; for Class M-5, 89.10%; for Class M-6,
90.60%; for Class M-7, 91.80%; for Class M-8, 92.90% and for Class M-9, 94.60%.

      Class M Subclass Cap Amount. For a Distribution Date and any Class M Subclass, the sum of (x) the difference (if greater than zero) between the Normal Accrual for such Class M Subclass for the related Interest Accrual Period and the WAC Accrual for such Class M Subclass for the related Interest Accrual Period and (y) any Class M Subclass Cap Amount remaining unpaid on the prior Distribution Date after giving effect to all payments made on such prior Distribution Date, plus interest on the amount thereof at the applicable Certificate Rate for the related Interest Accrual Period for the Distribution Date in question.

      Class M Subclass Interest Shortfall. For a Distribution Date and any Class M Subclass, the sum of (x) any Class M Subclass Interest Shortfall Amount for such Subclass for such Distribution Date and (y) any Class M Subclass Interest Shortfall for such Subclass for the prior Distribution Date and remaining unpaid after application of all payments on such prior Distribution Date plus interest on the amount thereof at the lower of (x) the applicable Certificate Rate for the Interest Accrual Period related to the Distribution Date in question and (y) the Net WAC Rate for the Distribution Date in question.

      Class M Subclass Principal Distribution Amount. For any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, an amount for a particular Class M Subclass equal to the excess of

      (a) the sum of (x) the Class A Principal Balance and the Class M Subclass Principal Balance for each Class M Subclass having a lower numerical designation (after giving effect to the payment on such Distribution Date of the Senior Principal Distribution Amount and each Class M Subclass Principal Distribution Amount for a Class M Subclass having a lower numerical designation) and (y) the Class M Subclass Principal Balance of the Class M Subclass in question immediately prior to such Distribution Date over

      (b) the lesser of (x) the Class M Factor for such Class M Subclass times the Pool Balance as of the end of the related Collection Period and (y) the Pool Balance as of the end of the related Collection Period minus the OC Floor Amount.

For any other Distribution Date, (a) if the Class A Principal Balance has not been reduced to zero and either (x) such Distribution Date is prior to the Stepdown Date or (y) a Trigger Event is in effect, each Class M Subclass Principal Distribution Amount shall be zero and (b) if the Class A Principal Balance has been reduced to zero and either (x) such Distribution Date is prior to the Stepdown Date or (y) a Trigger Event is in effect, the Class M Subclass Principal Distribution Amount for a particular Class M Subclass shall be equal to the lesser of (1) 100% of the Principal Distribution Amount minus the sum of the Class M Subclass Principal Distribution Amounts for each Class M Subclass with a lower numerical designation and (2) the Class M Subclass Principal Balance of such Class M Subclass.

      Class UT-R Interest. The residual interest in the Upper-Tier REMIC as described in Section 12.04(a) and the related footnote thereto.

      Closing Date. November 29, 2006.

      Constituent REMIC. The Upper-Tier REMIC and the Lower-Tier REMIC shall be the "Constituent REMICs" for purposes of Section 3.11.

      Corporate Trust Office. The Corporate Trust Office is located at U.S. Bank National Association, having its principal offices located at One Federal Street--3rd Floor, Boston, Massachusetts 02110, Attention: Corporate Trust Services, Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, or such other address as shall be identified to CRMSI and all Certificateholders by or on behalf of the Trustee in writing.

      Cumulative Loss Test. The Cumulative Loss Test will be failed on a Distribution Date if the Cumulative Loss Percentage equals or exceeds (1) with respect to Distribution Dates from December 2008 through November 2009, inclusive, 0.75%, (2) with respect to Distribution Dates from December 2009 through November 2010, inclusive, 1.75%, (3) with respect to Distribution Dates from December 2010 through November 2011, inclusive, 2.95%, (4) with respect to Distribution Dates from December 2011 through November 2012, inclusive, 3.95% and (5) with respect to Distribution Dates from December 2012 and thereafter, 4.70%.

      Current Class A Enhancement Level. As of any Distribution Date, the percentage obtained by dividing (i) the sum of the Class M Subclass Principal Balances of the Class M Certificates and the Overcollateralization Amount (prior to giving effect to any distributions in reduction of Principal Balance and the allocation of any losses on such date) by (ii) the Pool Balance as of the last day of the related Collection Period.

      Current Interest. For a Distribution Date, the sum of the Class A Subclass Interest Amounts and Class M Subclass Interest Amounts.

      Current Pool Balance. For any date, the Pool Balance.

      Custodian. Citibank, N.A. is designated by the Trustee as the Custodian.

      Cut-Off Date. The Cut-Off Date is the beginning of business on November 1, 2006.

      Daily Servicing Fee Accrual Amount. For each Mortgage Loan during each day during each Collection Period, an amount equal to (a) the product of (i) the Servicing Fee Rate and (ii) the Loan Balance of such Mortgage Loan as of such day, divided by (b) 360.

      Definitive Certificates. The Class CE Certificates and the Class R Certificate will be issued in fully registered certificated form.

      Delinquency Test. The Delinquency Test will be failed on a Distribution Date if the Rolling Sixty-Day Delinquency Rate for such Distribution Date is greater than 50% of the Current Class A Enhancement Level as of such Distribution Date.

      Denominations. The denominations of each Subclass of the Class A Certificates and Class M Certificates are $100,000 Initial Principal Balance and integral multiples of $1 in excess thereof (except that one Certificate of each Class or Subclass may be issued in a different denomination). The denominations of the Class CE Certificates and Class R Certificate are 100% Percentage Interest.

      Depository. The initial Depository is Citibank, N.A.

      Determination Date. The Determination Date for each Distribution Date is the close of business on the 18th day (or, if such day is not a Business Day, the preceding Business Day) of the month in which the related Distribution Date occurs.

      Distribution Date. Each Distribution Date shall be the 25th day of each month (or if such day is not a Business Day, the next succeeding Business Day), commencing in December 2006.

      Enhancement Date: The first Distribution Date on which the Current Class A Enhancement Level is greater than or equal to the Required Class A Enhancement Level.

      ERISA Restricted Certificates. The Class CE Certificates and Class R Certificate.

      Extra Principal Distribution Amount. For any Distribution Date, the lesser of (x) Monthly Excess Interest and (y) the Deficiency Amount.

      Initial Pool Balance. $542,836,307.48.

      Initial Principal Balance. The Initial Principal Balance for each Subclass of the Class A Certificates and for each Subclass of the Class M Certificates and for the Class R Certificate is as set forth in Section 12.01(a).

      Interest Accrual Period. The Interest Accrual Period for any given Distribution Date is (x) for all Certificates other than the Class A-1b, Class CE or Class R Certificates, the period from and including the first day of the month preceding the month of such given Distribution Date to and including the last day of the month preceding the month of such Distribution Date, and (y) for the Class A-1(b) Certificates, the period from and including the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) to and including the day before such given Distribution Date.

      Investment Account. None of the Collection Account or the Certificate Account will be an Investment Account.

      Issue Date. The Issue Date is November 29, 2006.

      Last Scheduled Distribution Date. The Last Scheduled Distribution Date for each Class of Certificates is as set forth in Section 12.01(a).

      LIBOR Determination Date. The date that is two London Business Days preceding the relevant Interest Accrual Period for the Class A-1b Certificates.

      London Business Day. A day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

      Lower-Tier REMIC. The designated portion of the Trust Fund consisting of the Mortgage Loans, proceeds thereof, any related REO Property and all other property of the Trust Fund other than the assets of the Upper-Tier REMIC and the right of the Class A Certificates and the Class M Certificates to receive, and the obligation of the Class CE Certificates to pay, Cap Amounts.

      Lower-Tier REMIC Principal Amount. On the Closing Date, with respect to each Lower-Tier REMIC Regular Interest, the amount set forth in the chart under the heading "Lower-Tier REMIC" in Section 12.04, and on any subsequent date, as reduced by distributions of principal and Realized Losses and as increased by Subsequent Recoveries, as set forth in Section 12.04.

      Lower-Tier REMIC Regular Interest. As defined in Section 12.04.

      LT Accretion Directed Classes. As defined in Section 12.04(a).

      Net Civil Relief Amount. For a Distribution Date and any Class A Subclass and Class M Subclass, the sum of (x) any Civil Relief Shortfall Amount for such Subclass for such Distribution Date and (y) the aggregate of all Civil Relief Shortfall Amounts for such Subclass for all prior Distribution Dates, minus the aggregate amount of payments made in respect thereof on all prior Distribution Dates pursuant to Section 13.01(b)(1)(f).

      Net Class A WAC Cap Amount. For a Distribution Date and any Class A Subclass, the sum of (x) any Class A Subclass Cap Amount for such Subclass for such Distribution Date and (y) the aggregate of all Class A Subclass Cap Amounts for such Subclass for all prior Distribution Dates, minus the aggregate amount of payments made in respect thereof on all prior Distribution Dates pursuant to
Section 13.01(b)(1)(g), plus interest on the amount thereof at the applicable Certificate Rate for the Interest Accrual Period related to the Distribution Date in question; provided that, on any Distribution Date after the Principal Balance of a Class A Subclass has been reduced to zero, the Net Class A WAC Cap Amount for such Class A Subclass shall be zero.

      Net Class M WAC Cap Amount. For a Distribution Date and any Class M Subclass, the sum of (x) any Class M Subclass Cap Amount for such Subclass for such Distribution Date and (y) the aggregate of all Class M Subclass Cap Amounts for such Subclass for all prior Distribution Dates, minus the aggregate amount of payments made in respect thereof on all prior Distribution Dates pursuant to
Section 13.01(b)(1)(g), plus interest on the amount thereof at the applicable Certificate Rate for the Interest Accrual Period related to the Distribution Date in question; provided that, on any Distribution Date after the Principal Balance of a Class M Subclass has been reduced to zero, the Net Class M WAC Cap Amount for such Class M Subclass shall be zero.

      Net Non-Supported Amount. For a Distribution Date and any Class A Subclass and Class M Subclass, the sum of (x) any Unsupported Prepayment Interest Shortfall for such Subclass for such Distribution Date and (y) the aggregate of all Unsupported Prepayment Interest Shortfalls for such Subclass for all prior Distribution Dates, minus the aggregate amount of payments made in respect thereof on all prior Distribution Dates pursuant to Section 13.01(b)(1)(f).

      Net WAC Rate. For a Distribution Date, a per annum rate equal to the weighted average of the Pass-Through Rates of the Mortgage Loans as of the beginning of business on the first day of the Collection Period related to such Distribution Date (weighted on the basis of the respective Loan Balances of the Mortgage Loans as of the beginning of business on such day).

      Normal Accrual. For any Interest Accrual Period and for each Subclass, the amount of interest accrued thereon at the applicable Certificate Rate, minus any Civil Relief Shortfall Amount and any Unsupported Prepayment Interest Shortfall allocated to such Subclass on the related Distribution Date.

      Notices. The address of the Trustee to which notices should be sent is the Corporate Trust Office. The address of CRMSI to which notices should be sent is Citicorp Residential Mortgage Securities, Inc., 1000 Technology Drive, O'Fallon, Missouri 63368-2240, Attention: Office of General Counsel. The address of the Servicer to which notices should be sent is CitiMortgage, Inc., 1000 Technology Drive, O'Fallon, Missouri 63368-2240, Attention: Office of General Counsel. The address of S&P to which notices should be sent is 55 Water Street, New York, NY 10004. The address of Moody's to which notices should be sent is Structured Finance Group, 99 Church Street, New York, New York 10007. The address of the Paying Agent and Authenticating Agent is Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency and Trust, CRMSI 2006-3 or any other address that the Paying Agent and Authenticating Agent may designate from time to time by notice to the Certificateholders. The address of the Certificate Registrar for certificate transfer purposes and for purposes of presentation and surrender of certificates for the final distribution thereon is Citibank, N.A., Agency and Trust, 111 Wall Street, 14th floor, New York, New York 10005,
Attention: 15th Floor window or any other address that the Certificate Registrar may designate from time to time for the Certificateholders.

      OC Floor Amount. For any date, 0.50% of the Initial Pool Balance.

      One-Month LIBOR. On any LIBOR Determination Date, One-Month LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of one month for the next interest period, as such rate appears on Telerate Page 3750, Bloomberg Page BBAM, or another page of these or any other financial reporting service in general use in the financial services industry at approximately 11:00 a.m., London time, on such LIBOR Determination Date, rounded upward, if necessary, to the nearest multiple of 1/16 of 1%. If Telerate Page 3750 or Bloomberg Page BBAM is replaced by another service or ceases to exist, the Certificate Administrator will use the replacing service or such other service that may be nominated by the British Bankers Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits.

      If no offered rate appears on Telerate Page 3750 or Bloomberg Page BBAM on a LIBOR Determination Date at approximately 11:00 a.m., London time, then the Certificate Administrator will select four major banks in the London interbank market and shall request each of their principal London offices to provide a quotation of the rate at which one-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, One-Month LIBOR will be the arithmetic average of the quotations provided. Otherwise, the Certificate Administrator will select three major banks in New York City and shall request each of them to provide a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the LIBOR Determination Date for loans in U.S. dollars to leading European banks having an index maturity of one month for the applicable Interest Accrual Period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, One-Month LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of One-Month LIBOR for the next interest period will be set equal to the rate of One-Month LIBOR for the current Interest Accrual Period.

      Optional Termination Date. The first Distribution Date on which the Right to Purchase may be exercised.

      Overcollateralization Amount. For a Distribution Date, any excess of (x) the Pool Balance as of the last day of the related Collection Period over (y) the sum of the Class A Principal Balance and the Class M Principal Balance (after giving effect to (i) distributions of Principal Proceeds on such Distribution Date and (ii) and the increase of any Class M Subclass Principal Balance as a result of Subsequent Recoveries, but prior to the payment of any Extra Principal Distribution Amount).

      Paying Agent. Citibank, N.A. shall act as the initial Paying Agent, which appointment is hereby approved by the Trustee. The Paying Agent shall take actions permitted or required of the Trustee under Sections 3.06, 4.01, 4.02 and
4.03 and any other actions for the Paying Agent specifically set forth in the Pooling Agreement and, in taking such actions, the Paying Agent (and not the Trustee) shall have all of the rights, privilege, benefits, exculpatory provisions and protections of the Trustee as set forth in Sections 8.01, 8.02, 8.03, 8.04, 8.07, and 8.09. The Servicer may at any time appoint an additional Paying Agent reasonably acceptable to the Trustee for any particular Class or all Classes of the Certificates. Any such Paying Agent may be removed, and any other Paying Agent reasonably acceptable to the Trustee appointed, by the Servicer. For purposes of Section 4.07, the website of the Paying Agent is located at www.sf.citidirect.com.

      Principal Distribution Amount. For any Distribution Date, the lesser of
(x) the Certificate Balance and (y) Principal Proceeds plus any Extra Principal Distribution Amount minus any Release Amount.

      Private Certificates. The Class CE Certificates and the Class R
Certificate.

      Prospectus. The prospectus dated November 28, 2006 relating to the Class A Certificates and the Class M Certificates.

      Rating Agencies. The Rating Agencies are S&P and Moody's.

      Record Date. The Record Date for each Distribution Date will be (x) for all Certificates other than the Class A-1b Certificates, the close of business on the last day of the month preceding the month of the applicable Distribution Date, and (y) for the Class A-1b Certificates, the day immediately preceding such Distribution Date.

      Release Amount. For a Distribution Date on or after the Stepdown Date, the lesser of (x) Principal Proceeds and (y) the excess of the Overcollateralization Amount over the greater of (a) the Targeted Level and (b) the OC Floor Amount; provided that if on such Distribution Date a Trigger Event is in effect, the Release Amount is zero.

      Required Class A Enhancement Level. For any date, 26.40%.

      Right to Purchase. The right of the Servicer to purchase all of the Mortgage Loans pursuant to Section 9.01 shall be conditioned upon, among other things, the Current Pool Balance being less than 10% of the Initial Pool Balance at the time of any such repurchase.

      Rolling Sixty-Day Delinquency Rate. For any Distribution Date on or after the Stepdown Date, the average of the Sixty-Day Delinquency Rates for such Distribution Date and the two immediately preceding Distribution Dates.

      Section 3.19 Applicability. Section 3.19 is not applicable to the Series 2006-3 Certificates.

      Senior Principal Distribution Amount. For any Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect, the Principal Distribution Amount for such Distribution Date; for all other Distribution Dates, the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Balance minus the lesser of (A) the Pool Balance minus the OC Floor Amount and (B) 73.60% of the Pool Balance.

      Servicing Fee. The Servicing Fee is a monthly fee equal, for each Collection Period, to the sum of Daily Servicing Fee Accrual Amounts for each Mortgage Loan for each day during such Collection Period, payable to the Servicer out of each payment received by it on account of interest on such Mortgage Loan during such Collection Period.

      Servicing Fee Rate. 0.50% per annum.

      Sixty-Day Delinquency Rate. For any Distribution Date, the percentage equivalent of a fraction, the numerator of which equals the aggregate Loan Balances Delinquent more than 60 days (without regard to any grace period and including, for this purpose, Mortgage Loans in foreclosure or subject to Mortgagor bankruptcy proceedings and REO Properties) as of the last day of the related Collection Period, and the denominator of which equals the Pool Balance as of the last day of that Collection Period.

      Startup Day. The Startup Day will be the Issue Date.

      Stepdown Date. The earlier to occur of (a) the first Distribution Date on or prior to which the Class A Principal Balance has been reduced to zero and (b) the later to occur of (x) the Distribution Date in December 2009 and (y) the Enhancement Date.

      Subordinated Certificates. The Class M Certificates.

      Subordination Depletion Date. The first Distribution Date on which the Principal Balance of the Subordinated Certificates has been reduced to zero.

      Targeted Level. On any Distribution Date, (a) prior to the Stepdown Date, 2.70% of the Initial Pool Balance and (b) on any other Distribution Date, the greater of (i) 5.40% of the Pool Balance and (ii) the OC Floor Amount. However, in the event that a Trigger Event is in effect on a particular Distribution Date, the Targeted Level for such Distribution Date shall not be less than the Targeted Level on the preceding Distribution Date.

      Trigger Event. A Trigger Event will be in effect on a Distribution Date if either the Delinquency Test or the Cumulative Loss Test is failed.

      Trust. The Trust created by this Agreement, which shall be named the Citicorp Residential Mortgage Trust Series 2006-3.

      Upper-Tier REMIC. The designated portion of the Trust Fund consisting of the Lower-Tier REMIC Regular Interests and proceeds thereof.

      Upper-Tier REMIC Regular Interests. As defined in Section 12.04.

      Voting Interest. As of any date, the Voting Interest of the Class A Certificates shall equal 100% multiplied by a fraction the numerator of which is the Class A Principal Balance and the denominator of which is the sum of the Class A Principal Balance and the Class M Principal Balance. As of any date the Voting Interest of the Class M Certificates will equal 100% minus the Class A Voting Interest. The Voting Interest of the Class A Certificates and the Class M Certificates will be allocated among the Subclasses of the Class A or Class M Certificates, as the case may be, pro rata based on each such Subclass' Principal Balance.

      WAC Accrual. For any Interest Accrual Period and for each Subclass, the amount of interest accrued thereon at the Net WAC Rate.

      Section 12.03. Wire Transfer Eligibility.

      The minimum Initial Principal Balance for wire transfer on each Distribution Date, in the case of Certificates (other than the Class CE and Class R Certificates), is $1,000,000 and, in the case of each of the Class CE Certificates and Class R Certificate, a 100% Percentage Interest.

      Section 12.04. REMIC-Related Provisions.

      (a) CRMSI and the Trustee will perform their respective duties in a manner consistent with the REMIC provisions of the Code and will not knowingly take or fail to take any action that would adversely affect the continuing treatment of the Trust Fund as a segregated asset pool, and the treatment of such segregated asset pool as two REMICs and to avoid the imposition of a tax on the Trust Fund or either REMIC, and to carry out the covenants set forth in this Article XII and the elections and reporting required in Section 8.11 on behalf of the Upper-Tier REMIC and the Lower-Tier REMIC, including making the appropriate elections to treat each such segregated asset pool as a REMIC and maintaining a segregated account (the "Certificate Account"). The rights to the Cap Amounts shall be accounted for as notional principal contracts (provided by the holder of the Class CE Certificates and funded from amounts that would otherwise be distributable thereon) and as assets of a grantor trust for federal income tax purposes, and not as assets of either REMIC. CRMSI shall furnish or cause to be furnished annually to the holders of the related Certificates information regarding their allocable share of the income with respect to such grantor trust and shall file or cause to be filed with the Internal Revenue Service Form 1041 (together with any necessary attachments) or such other applicable form.

                                Lower-Tier REMIC

      The Lower-Tier REMIC shall issue the interests designated in the table below and the Class LT-R Interest, and each such interest, other than the Class LT-R Interest, is hereby designated as a regular interest in the Lower-Tier REMIC ("Lower-Tier REMIC Regular Interest"). The Class LT-R Interest is hereby designated as the sole class of residual interest in the Lower-Tier REMIC and shall be represented by the Class R Certificate.

                                                              Corresponding
 Corresponding      Lower-Tier                                  Upper-Tier
Lower-Tier REMIC       REMIC           Lower-Tier REMIC       REMIC Regular
Regular Interest   Interest Rate       Principal Amount          Interest
----------------   -------------   ------------------------   -------------
Class LT-A-1a           (1)        1/2 initial Certificate         A-1a
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest
Class LT-A-1b           (1)        1/2 initial Certificate         A-1b
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest
Class LT-A-2            (1)        1/2 initial Certificate          A-2
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest
Class LT-A-3            (1)        1/2 initial Certificate          A-3
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest
Class LT-A-4            (1)        1/2 initial Certificate          A-4
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest
Class LT-A-5            (1)        1/2 initial Certificate          A-5
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest
Class LT-A-6            (1)        1/2 initial Certificate          A-6
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest
Class LT-M-1            (1)        1/2 initial Certificate          M-1
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest
Class LT-M-2            (1)        1/2 initial Certificate          M-2
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest
Class LT-M-3            (1)        1/2 initial Certificate          M-3
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest
Class LT-M-4            (1)        1/2 initial Certificate          M-4
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest
Class LT-M-5            (1)        1/2 initial Certificate          M-5
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest
Class LT-M-6            (1)        1/2 initial Certificate          M-6
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest
Class LT-M-7            (1)        1/2 initial Certificate          M-7
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest
Class LT-M-8            (1)        1/2 initial Certificate          M-8
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest
Class LT-M-9            (1)        1/2 initial Certificate          M-9
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest
Class LT-Accrual        (1)        1/2 Pool Balance plus 1/         N/A
                                   Overcollateralization
                                   Amount


-------------------------
(1) The interest rate with respect to any Distribution Date for these interests is a per annum variable rate equal to the Net WAC Rate.

      Each Lower-Tier REMIC Regular Interest is hereby designated as a regular interest in the Lower-Tier REMIC. The Class LT-A-1a, Class LT-A-1b, Class LT-A-2, Class LT-A-3, Class LT-A-4, Class LT-A-5, Class LT-A-6, Class LT-M-1, Class LT-M-2, Class LT-M-3, Class LT-M-4, Class LT-M-5, Class LT-M-6, Class LT-M-7, Class LT-M-8 and Class LT-M-9 Interests are hereby designated the LT Accretion Directed Classes (the "LT Accretion Directed Classes").

      On each Distribution Date, 50% of the increase in the Overcollateralization Amount shall be payable as a reduction of the Lower-Tier REMIC Principal Amount of the LT Accretion Directed Classes (each such Class will be reduced by an amount equal to 50% of any increase in the Overcollateralization Amount that is attributable to a reduction in the Certificate Balance of its Corresponding Class) and shall be accrued and added to the Lower-Tier REMIC Principal Amount of the Class LT-Accrual Interest. On each Distribution Date, the increase in the Lower-Tier REMIC Principal Amount of the Class LT-Accrual Interest shall not exceed interest accruals for such Distribution Date for the Class LT-Accrual Interest. In the event that: (i) 50% of the increase in the Overcollateralization Amount exceeds (ii) interest accruals on the Class LT-Accrual Interest for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Overcollateralization Amount for purposes of determining the amount of interest accrual on the Class LT-Accrual Interest payable as principal on the LT Accretion Directed Classes on the next Distribution Date pursuant to the first sentence of this paragraph. All payments of scheduled principal and prepayments of principal generated by the Mortgage Loans and all Subsequent Recoveries allocable to principal shall be allocated (i) 50% to the Class LT-Accrual Interest and (ii) 50% to the LT Accretion Directed Classes (such principal payments and Subsequent Recoveries shall be allocated among such LT Accretion Directed Classes in an amount equal to 50% of the principal amounts and Subsequent Recoveries allocated to their respective Corresponding Classes), until paid in full. Notwithstanding the above, principal payments allocated to the Class CE Interest that result in the reduction in the Overcollateralization Amount shall be allocated to the Class LT-Accrual Interest (until paid in full). Realized Losses shall be applied so that after all distributions have been made on each Distribution Date (i) the Lower-Tier REMIC Principal Amount of each of the LT Accretion Directed Classes is equal to 50% of the Certificate Balance of their Corresponding Class, and
(ii) the Class LT-Accrual Interest is equal to 50% of the aggregate Stated Principal Balance of the Mortgage Loans plus 50% of the Overcollateralization Amount. Any increase in the Certificate Balance of a Class of Certificates as a result of a Subsequent Recovery shall increase the Lower-Tier REMIC Principal Amount of the Corresponding Lower-Tier REMIC Regular Interest by 50% of such increase, and the remaining 50% of such increase shall increase the Lower-Tier REMIC Principal Amount of the Class LT-Accrual Interest.

                                Upper-Tier REMIC

      The Upper-Tier REMIC shall issue the interests designated in the table below and the Class UT-R Interest, and each such interest, other than the Class UT-R Interest, is hereby designated as a regular interest in the Upper-Tier REMIC ("Upper-Tier REMIC Regular Interest"). The Class UT-R Interest is hereby designated as the sole class of residual interests in the Upper-Tier REMIC and shall be represented by the Class R Certificate.

                                      Initial Upper-Tier   Corresponding
Upper-Tier REMIC   Upper-Tier REMIC     REMIC Principal     Class of
Regular Interest     Interest Rate          Amount         Certificates
----------------   ----------------   ------------------   -------------
Class A-1a                (1)            $96,853,000        Class A-1a
Class A-1b                (1)            $96,853,000        Class A-1b
Class A-2                 (1)            $64,542,000         Class A-2
Class A-3                 (1)            $56,069,000         Class A-3
Class A-4                 (1)            $77,419,000         Class A-4
Class A-5                 (1)            $32,327,000         Class A-5
Class A-6                 (1)            $47,118,000         Class A-6
Class M-1                 (1)            $13,299,000         Class M-1
Class M-2                 (1)            $14,928,000         Class M-2
Class M-3                 (1)             $3,800,000         Class M-3
Class M-4                 (1)             $4,886,000         Class M-4
Class M-5                 (1)             $5,157,000         Class M-5
Class M-6                 (1)             $4,071,000         Class M-6
Class M-7                 (1)             $3,257,000         Class M-7
Class M-8                 (1)             $2,985,000         Class M-8
Class M-9                 (1)             $4,615,000         Class M-9
Class CE                  (2)                  (2)              N/A

------------------------
(1) For any Distribution Date (and the related Interest Accrual Period), this interest shall bear interest at the lesser of (i) the Certificate Rate (determined without regard to the Net WAC Rate) for the Corresponding Class of Certificates and (ii) the Net WAC Rate.

(2) The Class CE Interest has an initial principal balance of $14,657,307.48 but will not accrue interest on such balance but will accrue interest on a notional principal balance. As of any Distribution Date, the Class CE Interest shall have a notional principal balance equal to the aggregate of the Lower-Tier REMIC Principal Amounts of the Lower-Tier REMIC Regular Interests as of the first day of the related Interest Accrual Period. With respect to any Interest Accrual Period, the Class CE Interest shall bear interest at a rate equal to the excess, if any, of the Net WAC Rate over the product of (i) 2 and (ii) the weighted average of the Lower-Tier REMIC Interest Rates of the Lower-Tier REMIC Regular Interests, where the Lower-Tier REMIC Interest Rate on the Class LT-Accrual Interest is subject to a cap equal to zero and each LT Accretion Directed Class is subject to a cap equal to the Upper-Tier REMIC Interest Rate on its Corresponding Class of Upper-Tier REMIC Regular Interest. With respect to any Distribution Date, interest that so accrues on the notional principal balance of the Class CE Interest shall be deferred in an amount equal to any increase in the Overcollateralization Amount on such Distribution Date. Such deferred interest shall not itself bear interest.

      On each Distribution Date, interest distributable in respect of the Lower-Tier REMIC Regular Interests for such Distribution Date shall be deemed to be distributed on the interests in the Upper-Tier REMIC at the rates shown above.

      On each Distribution Date, all Realized Losses, Subsequent Recoveries and all payments of principal shall be allocated to the Upper-Tier REMIC Regular Interests until the outstanding principal balance of each such interest equals the outstanding Class A Subclass Principal Balance or Class M Subclass Principal Balance of the Corresponding Class of Certificates as of such Distribution Date.

      (b) CRMSI, on behalf of the Trustee, shall deposit in the Collection Account in accordance with Section 3.06 all Scheduled Payments received by it, all other deposits required to be made to the Collection Account and all investments made with moneys on deposit in the Collection Account, including all income or gain from such investments, if any. If the Certificate Account is an Investment Account, then funds on deposit in the Certificate Account shall be held and invested in accordance with the applicable provisions of Section 4.03. Distributions from the Certificate Account shall be made in accordance with the provisions of Articles XII and XIII to make payments in respect of the Certificates and to pay the Servicing Fee in accordance with Section 3.13. Amounts distributable as Cap Amounts to the related Certificates pursuant to
Section 13.01(b) shall first be deemed distributed in respect of the Class CE Interest and then paid outside of the Upper-Tier REMIC to the related Certificates.

      The Servicer shall maintain books with respect to the Upper-Tier REMIC and the Lower-Tier REMIC on a calendar year taxable year and on the accrual method of accounting.

      (c) None of the Servicer, the Certificate Administrator, the Paying Agent, the Certificate Registrar or the Trustee shall create, or permit the creation of, any "interests" in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Certificates.

      (d) Except as otherwise provided in the Code, CRMSI shall not grant, and none of the Servicer, the Certificate Administrator, the Paying Agent, the Certificate Registrar or the Trustee shall accept, property unless (i) substantially all of the property held by either REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be granted to either REMIC after the Startup Day, unless such grant would not subject the REMIC to the 100% tax on contributions to a REMIC after the Startup Day imposed by Code Section 860G(d).

      (e) None of the Servicer, the Certificate Administrator, the Paying Agent, the Certificate Registrar or the Trustee shall accept on behalf of the Trust Fund or the Upper-Tier REMIC or the Lower-Tier REMIC any fee or other compensation for services and shall not accept on behalf of the Trust Fund any income from assets other than those permitted to be held by a REMIC.

      (f) None of the Servicer, the Certificate Administrator, the Paying Agent or the Trustee shall sell or permit the sale of all or any portion of the Mortgage Loans, or of an Eligible Investment held in an Investment Account (other than in accordance with Sections 2.02, 2.03, 2.04 and 4.03(d)) unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and is in accordance with Section 9.01.

      Section 12.05. Expenses and Liabilities of the Trust Fund.

      To the extent not otherwise payable pursuant to another provision of this Agreement, the Depositor shall be liable for all expenses, liabilities and obligations of the Trust Fund (other than the obligation to make distributions in reduction of Principal Balance of the Certificates and the obligation to make distributions of interest on the Certificates). To the extent such expenses, liabilities or obligations consist of federal income taxes, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property and taxes on certain contributions to a REMIC after the Startup Day, nothing shall prevent the Depositor from contesting any such tax, if permitted by law, pending the outcome of such proceedings. If the Paying Agent determines that on any Distribution Date the amount in the Collection Account, after the distribution of all amounts required to be distributed to the Holders of the Certificates has been made, is insufficient to pay expenses or meet any obligations of the Trust Fund that are not otherwise payable pursuant to another provision of this Agreement, the Paying Agent shall give notice of any shortfall to the Depositor setting forth the basis for such determination and, within ten Business Days of such notice, the Depositor shall deliver to the Paying Agent immediately available funds in the amount of such expenses.

      Section 12.06. Tax Matters Person.

      If in any taxable year there will be more than one holder of Class R Certificate, a tax matters person may be designated with respect to the REMIC, who will have the same duties with respect to the Upper-Tier REMIC and the Lower-Tier REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code, and who will be, in order of priority, (i) the Servicer or an affiliate of the Servicer, if the Servicer or such affiliate is the holder of a residual certificate of the Upper-Tier REMIC or the Lower-Tier REMIC at any time during the taxable year or at the time such designation is made, (ii) if the Servicer is not a holder of a residual certificate of the Upper-Tier REMIC or the Lower-Tier REMIC at the relevant time, the Servicer as agent for the holder of the residual certificate of the Upper-Tier REMIC or the Lower-Tier REMIC, if such designation is permitted to be made under the Code, or (iii) such holder of a residual certificate of the Upper-Tier REMIC or the Lower-Tier REMIC or person who may be designated a tax matters person in the same manner in which a tax matters partner may be designated under applicable Treasury Regulations, including Treasury Regulations ss. 1.860F-4(d) and temporary Treasury Regulations ss. 301.6231(a)(7)-1T.

      Section 12.07. [Reserved]

                                  ARTICLE XIII

                 SUBORDINATION; PRIORITIES; ALLOCATION OF LOSSES

      Section 13.01. Subordination; Priority of Distributions.

      (a) The rights of the holders of any Subclass of Class M Certificates to receive distributions in respect thereof on any Distribution Date shall be subordinated to the rights of the Class A Certificateholders and the holders of each Class M Subclass having a lower numerical designation to receive distributions to the extent, and only to the extent, described herein. The right of the Servicer to receive its Servicing Fee and its Additional Servicing Compensation shall not be subordinated to the rights of Certificateholders.

      (b) On each Distribution Date, the aggregate amount of Interest Proceeds and Principal Proceeds will be applied in the following amounts, to the extent the amount thereof is sufficient therefor, in the manner and in the order of priority as follows:

      1. The sum of Interest Proceeds and Principal Proceeds (in each case, excluding all permitted withdrawals from the Collection Account pursuant to
Section 3.06(d)) will be applied sequentially, as follows:

            a. concurrently, to the Subclasses of Class A Certificates, pro rata, their respective Class A Subclass Interest Amounts and any Class A Subclass Interest Shortfalls for such Distribution Date;

            b. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, their respective Class M Subclass Interest Amounts for such Distribution Date;

            c. to the Subclasses of Class A Certificates, the amounts provided in Section 12.01(d) or (e), as applicable;

            d. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, in each case until their respective Principal Balance is reduced to zero, an amount equal to their Class M Subclass Principal Distribution Amount;

            e. sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, an amount equal to any Class M Subclass Interest Shortfall for such Class for such Distribution Date or previously allocated thereto, and then, sequentially, in that order, an amount equal to any Applied Loss Amount allocated to such Class pursuant to Section 13.02 on such Distribution Date plus any Class M Subclass Loss Amount for such Class;

            f. first, concurrently to the Class A Certificates, pro rata, any Net Civil Relief Amounts and Net Non-Supported Amounts for such Subclasses, and then, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, any Net Civil Relief Amounts and Net Non-Supported Amounts for such Class;

            g. first, concurrently to the Class A Certificates, pro rata, any Net Class A WAC Cap Amounts for such Subclasses, and then, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, any Net Class M WAC Cap Amounts for such Class;

            h. to the Holder of the Class CE Certificates, the Class CE Distributable Amount; and

            i. to the Holder of the Class R Certificate, any remaining amount.

      2. It is the intention of the parties hereto that the portion of the Trust Fund, exclusive of the Lower-Tier REMIC and Upper-Tier REMIC, be treated as a grantor trust for purposes of Subpart E, Part I of Subchapter J of the Code. In furtherance of such intention, neither the Servicer nor the Trustee shall vary the investment of the Certificateholders in the grantor trust. Solely for REMIC purposes, any amounts distributed pursuant to Section 13.01(b)(1)(g) shall be deemed distributed to the Class CE Certificates in respect of the Class CE Interest from the Upper-Tier REMIC and then deemed paid to the classes of Certificates as described in Section 13.01(b)(1)(g) from the grantor trust.

      Section 13.02. Allocation of Realized Losses; Recoveries.

      (a) For any Distribution Date prior to the Subordination Depletion Date, any Applied Loss Amount will be allocated to the Subclasses of Class M Certificates, first to the Class M Subclass with the highest numerical designation and then in order of decreasing numerical designation, until their respective Class M Subclass Principal Balance has been reduced to zero.

      This allocation of Applied Loss Amounts will be effected through the reduction of the applicable Subclass Principal Balance. Any Applied Loss Amount allocated in accordance with this Section 13.02 will be allocated on the Distribution Date following the Collection Period in which such loss was incurred and after giving effect to distributions made under Section 13.01 on such Distribution Date.

      (b) Any Applied Loss Amount allocated to a Subclass of Class M Certificates pursuant to Section 13.02(a) shall be allocated among the Certificates of such Subclass pro rata based on their respective Principal Balances.

      (c) In the event that Net Subsequent Recoveries are received by the Servicer during a Prepayment Collection Period, immediately prior to the Distribution Date to which such Prepayment Collection Period relates, an amount equal to the amount of such Net Subsequent Recoveries shall be added to the outstanding Class M Subclass Principal Balances of the Class M Subclasses, in order of increasing numerical designation, but only if and to the extent that the Class M Subclass had theretofore been allocated any Applied Loss Amount.

      (d) No Civil Relief Shortfall Amount, Net Civil Relief Amount, Unsupported Prepayment Interest Shortfall or Net Non-Supported Amount will accrue interest.

      Section 13.03. [Reserved]

      Section 13.04. Distributions on the Class R Certificate.

      Upon a termination of the Trust in accordance with Section 9.01, the Class R Certificate shall receive all amounts remaining in the Certificate Account after all required distributions on the Class A, Class M and Class CE Certificates have been made and after all required payments and reimbursements of fees and expenses have been made or provided for.

                                   ARTICLE XIV

                              ADDITIONAL PROVISIONS

      Section 14.01. Additional Representations and Warranties.

      CRMSI hereby represents and warrants to the Trustee, in addition to
Section 2.03(a) and with the same force and effect for all purposes of this Agreement as though these representations and warranties were set forth in
Section 2.03(a), as follows:

      (i) As of the Cut-Off Date, no principal or interest on a Mortgage Loan was more than 30 days Delinquent; and

      (ii) All original executed Mortgage Notes have been or will be delivered to the Custodian.

      Section 14.02. Additional Servicing Events of Default.

      Not applicable.

      Section 14.03. Additional Conditions for Subsequent Transfer Dates.

      Not applicable.

      Section 14.04. Additional Certificate Information.

      Not applicable.

      Section 14.05. Additional Pool Information.

      Not applicable.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                              CITICORP RESIDENTIAL MORTGAGE SECURITIES, INC.,
                                  as Depositor


                              By:  /s/  Daniel P. Hoffman
                                 ---------------------------------------
                                 Name:  Daniel P. Hoffman
                                 Title: Vice President


                              U.S. BANK NATIONAL ASSOCIATION, as Trustee


                              By:  /s/  Maryellen Hunter
                                 ---------------------------------------
                                 Name:  Maryellen Hunter
                                 Title: Assistant Vice President


                              CITIMORTGAGE, INC., as Servicer and Certificate
                                  Administrator


                              By:  /s/  Paul Ince
                                 ---------------------------------------
                                 Name:  Paul Ince
                                 Title: Chief Financial Officer


                              CITIBANK, N.A., as Paying Agent, Certificate
                              Registrar and Authenticating Agent


                              By:  /s/  Nancy Forte
                                 ---------------------------------------
                                 Name:  Nancy Forte
                                 Title: Assistant Vice President

State of Missouri       )
                        )  ss.:
County of St. Charles   )

            On the 29th day of November 2006 before me, a notary public in and for the State of Missouri, personally appeared Daniel P. Hoffman known to me who, being by me duly sworn, did depose and say that he is a Vice President of Citicorp Residential Mortgage Securities, Inc., a Delaware corporation, one of the parties that executed the foregoing instrument; that she signed her name to said instrument and that she has been authorized by Citicorp Residential Mortgage Securities, Inc. to execute said instrument.


__________________________________
         Notary Public

[Notarial Seal]

State of Massachusetts  )
                        ) ss.:
County of _________     )

            On the 29th day of November 2006 before me, a notary public in and for the State of Massachusetts, personally appeared Maryellen Hunter known to me who, being by me duly sworn, did depose and say that she is an Assistant Vice President of U.S. Bank National Association, a national banking association, one of the parties that executed the foregoing instrument; that she signed her name to said instrument and that she has been authorized by U.S. Bank National Association to execute said instrument.


__________________________________
         Notary Public

[Notarial Seal]

State of Missouri       )
                        )  ss.:
County of St. Charles   )

            On the 29th day of November 2006 before me, a notary public in and for the State of Missouri, personally appeared Paul Ince known to me who, being by me duly sworn, did depose and say that he is a Chief Financial Officer of CitiMortgage, Inc., a New York corporation, one of the parties that executed the foregoing instrument; that he signed his name to said instrument and that he has been authorized by CitiMortgage, Inc. to execute said instrument.


__________________________________
         Notary Public

[Notarial Seal]

State of New York       )
                        )  ss.:
County of New York      )

            On the 29th day of November 2006 before me, a notary public in and for the State of New York, personally appeared Nancy Forte known to me who, being by me duly sworn, did depose and say that she is an Assistant Vice President of Citibank, N.A., a national banking association, one of the parties that executed the foregoing instrument; that he signed his name to said instrument and that he has been authorized by Citibank, N.A. to execute said instrument.


__________________________________
         Notary Public

[Notarial Seal]

                                   SCHEDULE 1

SERVICING CRITERIA TO BE ADDRESSED IN REPORT ON ASSESSMENT OF COMPLIANCE


                                                                                                            Responsible
  AB reference                                    Servicing criteria                                         person(s)
----------------   -------------------------------------------------------------------------------   -------------------------
                                           General servicing considerations
1122(d)(1)(i)      Policies and procedures are instituted to monitor any performance or other        Servicer
                   triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third parties, policies    Servicer
                   and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer     Servicer
                   for the Pool Assets are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on the party         Servicer
                   participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

                                          Cash collection and administration

1122(d)(2)(i)      Payments on pool assets are deposited into the appropriate custodial bank         Servicer
                   accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or to an investor    Servicer,
                   are made only by authorized personnel.                                            Paying Agent

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows or
                   distributions, and any interest or other fees charged for such advances, are      Servicer
                   made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash reserve accounts or        Servicer,
                   accounts established as a form of over collateralization, are separately          Paying Agent
                   maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a federally insured depository            Servicer,
                   institution as set forth in the transaction agreements.  For purposes of this     Paying Agent
                   criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.             Servicer,
                                                                                                     Paying Agent

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all asset-backed securities
                   related bank accounts, including custodial accounts and related bank clearing     Servicer,
                   accounts. These reconciliations are (A) mathematically accurate; (B) prepared     Certificate Administrator,
                   within 30 calendar days after the bank statement cutoff date, or such other       Paying Agent
                   number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and
                   (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

                                          Investor remittances and reporting

1122(d)(3)(i)      Reports to investors, including those to be filed with the Commission, are        Servicer,
                   maintained in accordance with the transaction agreements and applicable           Certificate Administrator
                   Commission requirements.  Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool
                   Assets serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in accordance with            Servicer,
                   timeframes, distribution priority and other terms set forth in the transaction    Certificate Administrator,
                   agreements.                                                                       Paying Agent

1122(d)(3)(iii)    Disbursements made to an investor are posted within two business days to the
                   Servicer's investor records, or such other number of days specified in the        Servicer,
                   transaction agreements.                                                           Certificate Administrator,
                                                                                                     Paying Agent

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree with cancelled
                   checks, or other form of payment, or custodial bank statements.                   Certificate Administrator,
                                                                                                     Paying Agent

                                              Pool asset administration

1122(d)(4)(i)      Collateral or security on pool assets is maintained as required by the            Servicer,
                   transaction agreements or related pool asset documents.                           Custodian

1122(d)(4)(ii)     Pool assets and related documents are safeguarded as required by the
                   transaction agreements.                                                           Custodian

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are made, reviewed
                   and approved in accordance with any conditions or requirements in the             Servicer
                   transaction agreements.

1122(d)(4)(iv)     Payments on pool assets, including any payoffs, made in accordance with the       Servicer
                   related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

1122(d)(4)(v)      The Servicer's records regarding the pool assets agree with the Servicer's        Servicer
                   records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's pool assets (e.g.,    Servicer
                   loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forebearance plans, modifications      Servicer
                   and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirement established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during the period a pool    Servicer
                   asset is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for pool assets with variable    Servicer
                   rates are computed based on the related pool asset documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as escrow accounts): (A)   Servicer
                   such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of related pool assets, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance payments) are     Servicer
                   made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be made on behalf    Servicer
                   of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two business days    Servicer
                   to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are recognized and          Servicer
                   recorded in accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item 1114(a)(1)          Servicer
                   through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.


                                   SCHEDULE 2

                         ADDITIONAL FORM 10-D DISCLOSURE


Item on Form 10-D                                        Party Responsible
--------------------------------------------------------------------------------------------------------
Item 1: Distribution and Pool Performance Information    Servicer, Certificate Administrator

         Any information required by 1121 which is NOT
         included on the Distribution Date Statement
--------------------------------------------------------------------------------------------------------
Item 2: Legal Proceedings per Item 1117 of Reg AB        (i) All parties to the Pooling and Servicing
                                                         Agreement and the Custodian as to themselves,
                                                         (ii) the Servicer as to the issuing entity,
                                                         (iii) the Depositor as to the sponsor, any
                                                         1110(b) originator, any 1100(d)(1) party
--------------------------------------------------------------------------------------------------------
Item 3: Sale of Securities and Use of Proceeds           Depositor
--------------------------------------------------------------------------------------------------------
Item 4: Defaults Upon Senior Securities                  Servicer, Certificate Administrator
--------------------------------------------------------------------------------------------------------
Item 5: Submission of Matters to a Vote of Security      Servicer, Certificate Administrator, Trustee,
           Holders                                       Paying Agent, Authenticating Agent, Certificate
                                                         Registrar (in each case, if such party is
                                                         responsible for submission of such vote to
                                                         Holders)
--------------------------------------------------------------------------------------------------------
Item 6: Significant Obligors of Pool Assets              Depositor, if applicable
--------------------------------------------------------------------------------------------------------
Item 7: Significant Enhancement Provider Information     Depositor, if applicable
--------------------------------------------------------------------------------------------------------
Item 8: Other Information                                Any party responsible for the applicable
                                                         disclosure items on Form 8-K to the extent not
                                                         previously filed on a Form 8-K
--------------------------------------------------------------------------------------------------------
Item 9: Exhibits                                         Depositor, Servicer, Certificate Administrator
--------------------------------------------------------------------------------------------------------

                                   SCHEDULE 3

                         ADDITIONAL FORM 10-K DISCLOSURE

Item on Form 10-K                            Party Responsible
-----------------------------------------------------------------------------
Item 1B: Unresolved Staff Comments           Depositor

-----------------------------------------------------------------------------
Item 9B: Other Information                   Any party responsible for the
                                             applicable disclosure items on
                                             Form 8-K to the extent not
                                             previously filed on a Form 8-K
-----------------------------------------------------------------------------
Item 15: Exhibits, Financial Statement       Servicer, Certificate
         Schedules                           Administrator,
                                             Depositor
-----------------------------------------------------------------------------
Additional Item:                             (i) All parties to the Pooling
                                             and Servicing Agreement and the
                                             Custodian as to themselves, (ii)
                                             the Servicer as to the issuing
Disclosure per Item 1117 of Reg AB           entity, (iii) the Depositor as
                                             to the sponsor, any 1110(b)
                                             originator, any 1100(d)(1) party
-----------------------------------------------------------------------------
Additional Item:                             (i) All parties to the Pooling
Disclosure per Item 1119 of Reg AB           and Servicing Agreement and the
                                             Custodian as to themselves, (ii)
                                             the Servicer as to the issuing
                                             entity, (iii) the Depositor as
                                             to the sponsor, any 1110(b)
                                             originator, any 1100(d)(1)
                                             party, any significant obligor,
                                             any credit enhancement provider
                                             or derivative counterparty
-----------------------------------------------------------------------------
Additional Item:                             Depositor, if applicable
Disclosure per Item 1112(b) of Reg AB

-----------------------------------------------------------------------------
Additional Item:                             Depositor, if applicable
Disclosure per Items 1114(b) and
1115(b) of Reg AB
-----------------------------------------------------------------------------

                                   SCHEDULE 4

                         FORM 8-K DISCLOSURE INFORMATION

Item on Form 8-K                             Party Responsible
-----------------------------------------------------------------------------
Item 1.01- Entry into a Material             All parties to the Pooling and
           Definitive Agreement              Servicing Agreement and the
                                             Custodian entering into such
                                             material definitive agreement
                                             (provided, however, that with
                                             respect to the Paying Agent, the
                                             Certificate Registrar and the
                                             Authenticating Agent, no such
                                             disclosure shall be required for
                                             any agreement to which the
                                             Servicer, the Certificate
                                             Administrator, the Depositor or
                                             the Custodian is a party)
-----------------------------------------------------------------------------
Item 1.02- Termination of a Material         All parties to the Pooling and
           Definitive Agreement              Servicing Agreement and the
                                             Custodian terminating such material
                                             definitive agreement (provided,
                                             however, that with respect to the
                                             Paying Agent, the Certificate
                                             Registrar and the Authenticating
                                             Agent, no such disclosure shall be
                                             required for any agreement to which
                                             the Servicer, the Certificate
                                             Administrator, the Depositor or the
                                             Custodian is a party)
-----------------------------------------------------------------------------
Item 1.03- Bankruptcy or Receivership        (i) Depositor, as to itself, the
                                             sponsor, any 1100(d)(1) party,
                                             any significant obligor, any
                                             credit enhancement provider or
                                             derivative counterparty and any
                                             other transaction party, to the
                                             extent known to the Depositor,
                                             (ii) Trustee, as to itself,
                                             (iii) Certificate Administrator,
                                             as to itself, (iv) Paying Agent,
                                             as to itself, and (v) Servicer,
                                             as to itself and any other
                                             transaction party, to the extent
                                             known to the Servicer
-----------------------------------------------------------------------------
Item 2.04- Triggering Events that            Servicer
           Accelerate or Increase a
           Direct Financial Obligation
           or an Obligation under an
           Off-Balance Sheet Arrangement
-----------------------------------------------------------------------------
Item 3.03- Material Modification to          Servicer, Certificate
           Rights of Security Holders        Administrator
-----------------------------------------------------------------------------
Item 5.03- Amendments of Articles of         Depositor
           Incorporation or Bylaws;
           Change of Fiscal Year
-----------------------------------------------------------------------------
Item 6.01- ABS Informational and             Depositor
           Computational Material
-----------------------------------------------------------------------------
Item 6.02- Change of Servicer,               Servicer, Certificate
           Certificate Administrator,        Administrator, Trustee
           Paying Agent or Trustee
-----------------------------------------------------------------------------
Item 6.03- Change in Credit                  Depositor, Servicer
           Enhancement or External
           Support
-----------------------------------------------------------------------------
Item 6.04- Failure to Make a Required        Certificate Administrator,
           Distribution                      Paying Agent
-----------------------------------------------------------------------------
Item 6.05- Securities Act Updating           Depositor
           Disclosure
-----------------------------------------------------------------------------
Item 7.01- Reg FD Disclosure                 Depositor
-----------------------------------------------------------------------------
Item 8.01- Other Events                      Depositor, Certificate
                                             Administrator
-----------------------------------------------------------------------------
Item 9.01                                    Depositor, Certificate
                                             Administrator
-----------------------------------------------------------------------------

                                   EXHIBIT A-1

                          FORM OF CLASS A CERTIFICATES

                 REMIC Pass-Through Certificates, Series 2006-3
                             Class A-[*] Certificate
          representing an ownership interest in a trust fund consisting primarily of mortgage loans acquired by

                 CITICORP RESIDENTIAL MORTGAGE SECURITIES, INC.

certificate no. 1

distribution day: 25th of each month

first distribution day: December 26, 2006

stated final maturity: November 25, 2036

--------------------------------------------------------------------------------
Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Neither this certificate nor the underlying mortgage loans are insured or guaranteed by the United States government, the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This certificate does not represent an interest in or obligation of Citicorp Residential Mortgage Securities, Inc., CitiMortgage, Inc., Citicorp Trust Bank, fsb, any affiliate thereof, or their ultimate parent, Citigroup Inc.
--------------------------------------------------------------------------------

THIS CERTIFIES THAT, for value received, Cede & Co. is the registered holder of the initial principal balance of the class of certificates listed below.

            initial principal
  class          balance        certificate rate      CUSIP             ISIN
-------------------------------------------------------------------------------
  A-[*]   $[_________________]     [_______]%

Principal is paid on this certificate in accordance with the terms of the Pooling Agreement. Accordingly, at any time the outstanding principal balance of this certificate may be less than its initial principal amount.

This certificate represents an undivided beneficial ownership interest in the Trust Fund created pursuant to the Pooling and Servicing Agreement dated as of November 1, 2006 (the "Pooling Agreement") among Citicorp Residential Mortgage Securities, Inc., as Depositor, CitiMortgage, Inc., as Servicer and Certificate Administrator, Citibank, N.A., as Paying Agent, Certificate Registrar and Authenticating Agent, and U.S. Bank National Association, as Trustee. Terms used in this certificate that are defined in the Pooling Agreement have the meanings assigned to them in the Pooling Agreement.

This certificate is one of a duly authorized issue of certificates designated as Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, consisting of, for REMIC purposes, seven senior classes, ten subordinated classes and one class of residual certificates.

The class of securities represented by this certificate constitutes an interest in a "regular interest" in a real estate mortgage investment conduit ("REMIC") within the meaning of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended, and certain other assets.

                   Certificates governed by Pooling Agreement

The certificates are issued pursuant to the Pooling Agreement, which states the rights, limitations (including restrictions on transfer), duties and immunities of the Depositor, the Servicer, the Trustee, the Certificate Administrator, the Paying Agent, the Certificate Registrar and the holders of the certificates, specifies how amounts of interest and principal distributable on the classes of certificates are calculated and when such amounts are payable, sets forth the relative priorities of the classes of certificates to payments and to allocation of losses, and sets forth the terms upon which the certificates are to be authenticated and delivered, and other matters relevant to an investment in certificates. Holders may obtain a copy of the Pooling Agreement (without exhibits) from the Trustee.

                           Optional early termination

This certificate may receive a final distribution of all amounts owing in respect of the class represented by this certificate before its last scheduled distribution day if CitiMortgage, Inc. (or its assignee) exercises its right under the Pooling Agreement to repurchase all of the mortgage loans in the Trust Fund. This right cannot be exercised until the aggregate scheduled principal balance of such mortgage loans is less than 10% of the aggregate scheduled principal balance of the mortgage loans as of the cut-off date. [In the event this right is not exercised at such time, the certificate rate of the class A-[*] Certificates will equal the certificate rate listed on the first page of this Certificate plus 0.50% per annum, subject to and in accordance with the terms of the Pooling Agreement.] [In the event this right is not exercised at such time, the Class A-1b Margin on the class A-1b Certificates will increase to double its original percentage, subject to and in accordance with the terms of the Pooling Agreement.]

                                  Governing law

This certificate and the Pooling Agreement are governed by the laws of the State of New York.

                             Authentication required

Unless this certificate has been executed by the Trustee or a duly authorized Authenticating Agent by manual signature, this certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, Citicorp Residential Mortgage Securities, Inc. has caused this certificate to be duly executed.

                              CITICORP RESIDENTIAL MORTGAGE SECURITIES,
                              INC.

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

This is one of the certificates referred to in the Pooling Agreement referred to above.


                              U.S. BANK NATIONAL ASSOCIATION,
                                 as Trustee


                              By:
                                 ----------------------------
                                    Authorized Signatory


                              or


                              CITIBANK, N.A.,
                                 as Authenticating Agent


                              By:
                                 ----------------------------
                                    Authorized Signatory


Date:

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______________ Custodian ____________________
                        (Cust)                     (Minor)

Under Uniform Gifts to Minors Act ___________________________________
                                          (State)

     Additional abbreviations may also be used though not in the above list.

    ________________________________________________________________________

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________
________________________________________________________________

(Please print or typewrite name and address, including zip code, of assignee)

________________________________________________________________

the within certificate, and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________

attorney to transfer said certificate on the books of the Certificate Registrar with full power of substitution in the premises.

Dated:      ________________  __________________________

Signature Guaranteed by:_________________________________________

NOTICE: the signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a member of a Signature Guarantee Medallion Program.

                                   Exhibit A-2

                          FORM OF CLASS M CERTIFICATES

                 REMIC Pass-Through Certificates, Series 2006-3
                      Subordinated Class M-[*] Certificate
          representing an ownership interest in a trust fund consisting primarily of mortgage loans acquired by

                 CITICORP RESIDENTIAL MORTGAGE SECURITIES, INC.

certificate no. 1

distribution day: 25th of each month

first distribution day: December 26, 2006

stated final maturity: November 25, 2036

--------------------------------------------------------------------------------
This class M-[*] certificate is subordinated in right of payments to the class A, class M-[*] and class M-[*] certificates, as described in the Pooling Agreement referred to below.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Neither this certificate nor the underlying mortgage loans are insured or guaranteed by the United States government, the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This certificate does not represent an interest in or obligation of Citicorp Residential Mortgage Securities, Inc., CitiMortgage, Inc., Citicorp Trust Bank, fsb, any affiliate thereof, or their ultimate parent, Citigroup Inc.
--------------------------------------------------------------------------------

THIS CERTIFIES THAT, for value received, Cede & Co. is the registered holder of the initial principal balance of the class of certificates listed below.

            initial principal
  class          balance        certificate rate      CUSIP             ISIN
--------------------------------------------------------------------------------
  M-[*]     $[_____________]       [_______]%

Principal is paid on this certificate in accordance with the terms of the Pooling Agreement. Accordingly, at any time the outstanding principal balance of this certificate may be less than its initial principal amount.

This certificate represents an undivided beneficial ownership interest in the Trust Fund created pursuant to the Pooling and Servicing Agreement dated as of November 1, 2006 (the "Pooling Agreement") among Citicorp Residential Mortgage Securities, Inc., as Depositor, CitiMortgage, Inc., as Servicer and Certificate Administrator, Citibank, N.A., as Paying Agent, Certificate Registrar and Authenticating Agent, and U.S. Bank National Association, as Trustee. Terms used in this certificate that are defined in the Pooling Agreement have the meanings assigned to them in the Pooling Agreement.

This certificate is one of a duly authorized issue of certificates designated as Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, consisting of, for REMIC purposes, seven senior classes, ten subordinated classes and one class of residual certificates.

The class of securities represented by this certificate constitutes an interest in a "regular interest" in a real estate mortgage investment conduit ("REMIC") within the meaning of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended, and certain other assets.

                   Certificates governed by Pooling Agreement

The certificates are issued pursuant to the Pooling Agreement, which states the rights, limitations (including restrictions on transfer), duties and immunities of the Depositor, the Servicer, the Trustee, the Certificate Administrator, the Paying Agent, the Certificate Registrar and the holders of the certificates, specifies how amounts of interest and principal distributable on the classes of certificates are calculated and when such amounts are payable, sets forth the relative priorities of the classes of certificates to payments and to allocation of losses, and sets forth the terms upon which the certificates are to be authenticated and delivered, and other matters relevant to an investment in certificates. Holders may obtain a copy of the Pooling Agreement (without exhibits) from the Trustee.

                           Optional early termination

This certificate may receive a final distribution of all amounts owing in respect of the class represented by this certificate before its last scheduled distribution day if CitiMortgage, Inc. (or its assignee) exercises its right under the Pooling Agreement to repurchase all of the mortgage loans in the Trust Fund. This right cannot be exercised until the aggregate scheduled principal balance of such mortgage loans is less than 10% of the aggregate scheduled principal balance of the mortgage loans as of the cut-off date. In the event this right is not exercised at such time, the certificate rate of the class M-[*] Certificates will equal the certificate rate listed on the first page of this Certificate plus 0.50% per annum, subject to and in accordance with the terms of the Pooling Agreement.

                                  Governing law

This certificate and the Pooling Agreement are governed by the laws of the State of New York.

                             Authentication required

Unless this certificate has been executed by the Trustee or a duly authorized Authenticating Agent by manual signature, this certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, Citicorp Residential Mortgage Securities, Inc. has caused this certificate to be duly executed.

                              CITICORP RESIDENTIAL MORTGAGE SECURITIES,
                              INC.

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

This is one of the certificates referred to in the Pooling Agreement referred to above.


                              U.S. BANK NATIONAL ASSOCIATION,
                                 as Trustee


                              By:
                                 ----------------------------
                                    Authorized Signatory


                              or


                              CITIBANK, N.A.,
                                 as Authenticating Agent


                              By:
                                 ----------------------------
                                    Authorized Signatory


Date:

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______________ Custodian ____________________
                        (Cust)                     (Minor)

Under Uniform Gifts to Minors Act ___________________________________
                                          (State)

     Additional abbreviations may also be used though not in the above list.

    ________________________________________________________________________

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________
________________________________________________________________

(Please print or typewrite name and address, including zip code, of assignee)

________________________________________________________________

the within certificate, and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________

attorney to transfer said certificate on the books of the Certificate Registrar with full power of substitution in the premises.

Dated:      ________________  __________________________

Signature Guaranteed by:_________________________________________

NOTICE: the signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a member of a Signature Guarantee Medallion Program.

                                   Exhibit A-3

                          Form of Class CE Certificates

                 REMIC Pass-Through Certificates, Series 2006-3
                              Class CE Certificate

          representing an ownership interest in a trust fund consisting primarily of mortgage loans acquired by

                 CITICORP RESIDENTIAL MORTGAGE SECURITIES, INC.

certificate no. 1                         100% percentage interest

CUSIP [_______]                                    ISIN  [_______]

--------------------------------------------------------------------------------
      This class CE certificate is subordinated in right of payments to the class A and class M certificates, as described in the Pooling Agreement referred to below.

      This certificate has not been registered under the Securities Act of 1933, as amended, and may not be sold, or offered for sale, transferred or otherwise disposed of unless such sale, transfer or other disposition is made pursuant to an effective registration statement under such act and any applicable blue sky law or unless an exemption under such act and any applicable blue sky law is available.

      This certificate may not be purchased by or transferred to any person that is an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or any Governmental Plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or any person investing the assets of a Plan except as provided in section 5.02 of the Pooling Agreement referred to below.

      Neither this certificate nor the underlying mortgage loans are insured or guaranteed by the United States government, the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This certificate does not represent an interest in or obligation of Citicorp Residential Mortgage Securities, Inc., CitiMortgage, Inc., Citicorp Trust Bank, fsb, any affiliate thereof, or their ultimate parent, Citigroup Inc.
--------------------------------------------------------------------------------

THIS CERTIFIES THAT, for value received, Citicorp Residential Mortgage Securities, Inc. is the registered holder of the percentage interest set forth above, representing an ownership interest in the Trust Fund created pursuant to the Pooling and Servicing Agreement dated as of November 1, 2006 (the "Pooling Agreement") among Citicorp Residential Mortgage Securities, Inc., as Depositor, CitiMortgage, Inc., as Servicer and Certificate Administrator, Citibank, N.A., as Paying Agent, Certificate Registrar and Authenticating Agent, and U.S. Bank National Association, as Trustee. Terms used in this certificate that are defined in the Pooling Agreement have the meanings assigned to them in the Pooling Agreement.

The class CE certificate will not be entitled to payments until such time as described in the Pooling Agreement.

This certificate is one of a duly authorized issue of certificates designated as Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, consisting of, for REMIC purposes, seven senior classes, ten subordinated classes and one class of residual certificates.

                   Certificates governed by Pooling Agreement

The certificates are issued pursuant to the Pooling Agreement, which states the rights, limitations (including restrictions on transfer), duties and immunities of Depositor, the Servicer, the Trustee, the Certificate Administrator, the Paying Agent, the Certificate Registrar and the holders of the certificates, the Trustee and the holders of the certificates, specifies how amounts of interest and principal distributable on the classes of certificates are calculated and when such amounts are payable, sets forth the relative priorities of the classes of certificates to payments and to allocation of losses, and sets forth the terms upon which the certificates are to be authenticated and delivered, and other matters relevant to an investment in certificates. Holders may obtain a copy of the Pooling Agreement (without exhibits) from the Trustee.

                       U.S. federal income tax information

This class CE certificate (exclusive of its obligation to pay Cap Amounts, if any) represents a "regular interest" in the Upper-Tier REMIC within the meaning of Code Section 860G(a)(1). As a condition of ownership hereof, the holder hereof agrees that it will not take or cause to be taken any action that would adversely affect the status of the asset pool comprising the Trust Fund as two separate REMICs.

                                  Governing law

This certificate and the Pooling Agreement are governed by the laws of the State of New York.

                             Authentication required

Unless this certificate has been executed by the Trustee or a duly authorized Authenticating Agent by manual signature, this certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Citicorp Residential Mortgage Securities, Inc. has caused this certificate to be duly executed.

                              CITICORP RESIDENTIAL MORTGAGE SECURITIES,
                              INC.

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

This is one of the certificates referred to in the Pooling Agreement referred to above.


                              U.S. BANK NATIONAL ASSOCIATION,
                                 as Trustee


                              By:
                                 ----------------------------
                                    Authorized Signatory


                              or


                              CITIBANK, N.A.,
                                 as Authenticating Agent


                              By:
                                 ----------------------------
                                    Authorized Signatory


Date:

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______________ Custodian ____________________
                        (Cust)                     (Minor)

Under Uniform Gifts to Minors Act ___________________________________
                                          (State)

     Additional abbreviations may also be used though not in the above list.

    ________________________________________________________________________

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________
________________________________________________________________

(Please print or typewrite name and address, including zip code, of assignee)

________________________________________________________________

the within certificate, and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________

attorney to transfer said certificate on the books of the Certificate Registrar with full power of substitution in the premises.

Dated:      ________________  __________________________

Signature Guaranteed by:_________________________________________

NOTICE: the signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a member of a Signature Guarantee Medallion Program.

                                   Exhibit A-4

                           Form of Class R Certificate

                 REMIC Pass-Through Certificates, Series 2006-3

                          Residual Class R Certificate

          representing an ownership interest in a trust fund consisting primarily of mortgage loans acquired by

                 CITICORP RESIDENTIAL MORTGAGE SECURITIES, INC.

certificate no. 1                         100% percentage interest

CUSIP [___________]                             ISIN [___________]

--------------------------------------------------------------------------------
      This certificate has not been registered under the Securities Act of 1933, as amended, and may not be sold, or offered for sale, transferred or otherwise disposed of unless such sale, transfer or other disposition is made pursuant to an effective registration statement under such act and any applicable blue sky law or unless an exemption under such act and any applicable blue sky law is available.

      This certificate may not be purchased by or transferred to any person that is an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or any Governmental Plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or any person investing the assets of a Plan except as provided in section 5.02 of the Pooling Agreement referred to below.

      Transfer of this certificate is restricted as set forth in section 5.02 of the Pooling Agreement. As a condition of ownership of this certificate, a transferee must furnish an affidavit to the transferor and the Trustee that (a) it is not a "disqualified organization," as defined in Section 860E(e)(5) of the Code, (b) it is not acquiring this certificate as an agent (including a broker, nominee or other middleman) on behalf of a disqualified organization, (c) it understands that it may incur tax liabilities in excess of cash flows generated by the residual interest and it intends to pay taxes associated with holding the residual interest as they become due, (d) it historically has paid its debts as they have come due and intends to pay its debts as they come due in the future,
(e) it will not cause the income with respect to this certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of it or any other person, and (f) it is not a "Non-permitted Foreign holder," as defined in section 5.02 of the Pooling Agreement. By accepting this certificate, a transferee will be subject to such restrictions on transferability, and will have consented to any amendments to the Pooling Agreement that are required to ensure that this certificate is not transferred to a disqualified organization or its agent, or to a Non-permitted Foreign holder. To satisfy a regulatory safe harbor against the disregard of such transfer, the transferor may be required to conduct a reasonable investigation of the financial condition of the transferee and either transfer this certificate at a specified minimum price or transfer this certificate to an eligible transferee.

      Neither this certificate nor the underlying mortgage loans are insured or guaranteed by the United States government, the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This certificate does not represent an interest in or obligation of Citicorp Residential Mortgage Securities, Inc., CitiMortgage, Inc., Citicorp Trust Bank, fsb, any affiliate thereof, or their ultimate parent, Citigroup Inc.
--------------------------------------------------------------------------------

THIS CERTIFIES THAT, for value received, Citicorp Residential Mortgage Securities, Inc. is the registered holder of the percentage interest set forth above, representing an ownership interest in the Trust Fund created pursuant to the Pooling and Servicing Agreement dated as of November 1, 2006 (the "Pooling Agreement") among Citicorp Residential Mortgage Securities, Inc., as Depositor, CitiMortgage, Inc., as Servicer and Certificate Administrator, Citibank, N.A., as Paying Agent, Certificate Registrar and Authenticating Agent, and U.S. Bank National Association, as Trustee. Terms used in this certificate that are defined in the Pooling Agreement have the meanings assigned to them in the Pooling Agreement.

The class R certificate will not be entitled to payments until such time as described in the Pooling Agreement.

This certificate is one of a duly authorized issue of certificates designated as Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3, consisting of, for REMIC purposes, seven senior classes, ten subordinated classes and one class of residual certificates.

                   Certificates governed by Pooling Agreement

The certificates are issued pursuant to the Pooling Agreement, which states the rights, limitations (including restrictions on transfer), duties and immunities of Depositor, the Servicer, the Trustee, the Certificate Administrator, the Paying Agent, the Certificate Registrar and the holders of the certificates, specifies how amounts of interest and principal distributable on the classes of certificates are calculated and when such amounts are payable, sets forth the relative priorities of the classes of certificates to payments and to allocation of losses, and sets forth the terms upon which the certificates are to be authenticated and delivered, and other matters relevant to an investment in certificates. Holders may obtain a copy of the Pooling Agreement (without exhibits) from the Trustee.

                       U.S. federal income tax information

Election will be made to treat the asset pool within the Trust Fund as two separate real estate mortgage investment conduits (each a "REMIC," or in the alternative, the "Lower-Tier REMIC" and the "Upper-Tier REMIC"). This class R certificate represents the "residual interest" in the Upper-Tier and Lower-Tier REMICs within the meaning of Code Section 860G(a)(2). As a condition of ownership hereof, the holder hereof agrees that it will not take or cause to be taken any action that would adversely affect the status of the asset pool comprising the Trust Fund as two separate REMICs.

The holder further agrees to the designation of the Servicer as its agent to act as "tax matters person" of the Upper-Tier REMIC and the Lower-Tier REMIC for purposes of Subchapter C of Chapter 63 of Subtitle F of the Code or, if requested by the Servicer, to act as tax matters person.

                                  Governing law

This certificate and the Pooling Agreement are governed by the laws of the State of New York.

                             Authentication required

Unless this certificate has been executed by the Trustee or a duly authorized Authenticating Agent by manual signature, this certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Citicorp Residential Mortgage Securities, Inc. has caused this certificate to be duly executed.

                              CITICORP RESIDENTIAL MORTGAGE SECURITIES,
                              INC.

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

This is one of the certificates referred to in the Pooling Agreement referred to above.


                              U.S. BANK NATIONAL ASSOCIATION,
                                 as Trustee


                              By:
                                 ----------------------------
                                    Authorized Signatory


                              or


                              CITIBANK, N.A.,
                                 as Authenticating Agent


                              By:
                                 ----------------------------
                                    Authorized Signatory


Date:

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______________ Custodian ____________________
                        (Cust)                     (Minor)

Under Uniform Gifts to Minors Act ___________________________________
                                          (State)

     Additional abbreviations may also be used though not in the above list.

    ________________________________________________________________________

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________
________________________________________________________________

(Please print or typewrite name and address, including zip code, of assignee)

________________________________________________________________

the within certificate, and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________

attorney to transfer said certificate on the books of the Certificate Registrar with full power of substitution in the premises.

Dated:      ________________  __________________________

Signature Guaranteed by:_________________________________________

NOTICE: the signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a member of a Signature Guarantee Medallion Program.

                                    EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

                             [Delivered to Trustee]

                                    EXHIBIT C

                            FORM OF PURCHASER LETTER

                                   [Purchaser]

                                                                          [Date]

Citicorp Residential Mortgage Securities, Inc.
1000 Technology Drive
O'Fallon, Missouri 63368-2240

U.S. Bank National Association
Corporate Trust Services
One Federal Street-3rd Floor
Boston, Massachusetts 02110

Ladies and Gentlemen:

      In connection with the purchase by us of $ initial principal balance of the Citicorp Residential Mortgage Trust Series 2006-3, REMIC Pass-Through Certificates, class [CE][R] certificates, we confirm that:

      1. We understand that the class [CE][R] certificates are not being registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities or "blue sky" laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws.

      2. We (check one)

      |_| have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investment in the class [CE][R] certificates, we are able to bear the economic risk of investment in the class [CE][R] certificates and we are an accredited investor as defined in Regulation D under the Securities Act. We have such knowledge and experience in financial and business matters, specifically in the field of mortgage related securities, as to be able to evaluate the risk of purchasing a certificate which is subordinate in right of payment, and we have direct, personal and significant experience in making investments in mortgage related securities. If we are non-institutional investors, our net worth (exclusive of our primary residence) is at least $1,000,000.

      |_| are "Qualified Institutional Buyers" within the meaning of Rule 144A promulgated under the Securities Act.

      3. We will acquire the class [CE][R] certificates for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any distribution of the class [CE][R] certificates, subject, nevertheless, to the understanding that disposition of our property shall at all times be and remain within our control.

      4. We agree that our class [CE][R] certificates must be held indefinitely by us unless subsequently registered under the Securities Act and any applicable state securities or "blue sky" laws or unless exemptions from the registration requirements of the Securities Act and such laws are available.

      5. We agree that in the event that at some future time we wish to sell, dispose of or otherwise transfer any of our class [CE] [R] certificates, we will not transfer any of such class [CE][R] certificates unless:

            (A) (1) the transfer is made to an Eligible Purchaser (as defined below), (2) a letter to substantially the same effect as this letter is executed promptly by such Eligible Purchaser or by an Eligible Dealer (as defined below) on behalf of such Eligible Purchaser and (3) all offers or solicitations in connection with the sale (if a sale), whether directly or through any agent on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; or

            (B) Such class [CE][R] certificates are otherwise sold in a transaction that does not require registration under the Securities Act.

      "Eligible Purchaser" means an Eligible Dealer or a corporation, partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein; "Eligible Dealer" means any corporation or other entity having as a principal business acting as a broker or dealer in securities.

      6. We understand that each of the class [CE][R] certificates will bear a legend to substantially the following effect:

      This class [CE] certificate is subordinated in right of payments to the class A and class M certificates, as described in the Pooling Agreement referred to herein. This certificate has not been registered under the Securities Act of 1933, as amended, and may not be sold, or offered for sale, transferred or otherwise disposed of unless such sale, transfer or other disposition is made pursuant to an effective registration statement under such act and any applicable blue sky law or unless an exemption under such act and any applicable blue sky law is available.

      This certificate may not be purchased by or transferred to any person that is an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or any Governmental Plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or any person investing the assets of a Plan except as provided in section 5.2 of the Pooling Agreement referred to herein.


                                          Very truly yours,

                                          [Name of Purchaser]


                                          By:*
                                             -----------------------------------
                                          Name:
                                          Title:

------------------------
* This letter may be signed by Purchaser's attorney-in-fact if an executed power of attorney to such attorney-in-fact is attached hereto; provided that, upon written instruction from the Issuer to the Trustee, no such attachment shall be required.

                                    EXHIBIT D

                              FORM OF ERISA LETTER

                                   [Purchaser]

                                                                          [Date]

Citicorp Residential Mortgage Securities, Inc.
1000 Technology Drive
O'Fallon, Missouri 63368-2240

U.S. Bank National Association
One Federal Street, 3rd floor
Boston, Massachusetts 02110

Citibank, N.A.
111 Wall Street, 15th Floor
New York, New York 10005
Attention: 15th Floor Window

Ladies and Gentlemen:

      In connection with the purchase by us of $_______________ initial principal balance of the Citicorp Residential Mortgage Trust Series 2006-3, REMIC Pass-Through Certificates, class [CE][R] certificates we confirm that:

      We (check one)

|_| are not an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or any governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or

|_| have provided a "Benefit Plan Opinion" satisfactory to Citicorp Residential Mortgage Securities, Inc. and the Trustee of the trust fund. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not (a) constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or Similar Law, or (b) give rise to a fiduciary duty under ERISA, Section 4975 of the Code or Similar Law on the part of Citicorp Mortgage Securities, Inc., the Servicer or the Trustee with respect to any Plan.

      The certificates will be registered in the name of [Nominee Name] but the undersigned will be the beneficial owner thereof.

                                          Very truly yours,


                                          [Name of Purchaser]

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

------------------------
      * This letter may be signed by Purchaser's attorney-in-fact if an executed power of attorney to such attorney-in-fact is attached hereto; provided that, upon written instruction from the Issuer to the Trustee, no such attachment shall be required.

                                    EXHIBIT E

                         FORM OF SERVICER CERTIFICATION

             Citicorp Residential Mortgage Trust Series 2006-3 Trust
                         REMIC Pass-Through Certificates

            I, [________], a [_____________] of CitiMortgage, Inc. (the
"Servicer"), certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Citicorp Residential Mortgage Trust Series 2006-3 (the "Exchange Act Periodic Reports");

2. Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4. I am responsible for reviewing the activities performed by the Servicer and based upon my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Periodic Reports, the Servicer has fulfilled its obligations under the pooling and servicing agreement, dated November 1, 2006, among Citicorp Residential Mortgage Securities, Inc., as depositor, Citibank, N.A., as paying agent, certificate registrar and authenticating agent, U.S. Bank National Association, as trustee, and the Servicer; and

5. All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

      In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated part[y][ies]:

[___________].

[_________], 2006


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT F

                      MORTGAGE DOCUMENT CUSTODIAL AGREEMENT


MORTGAGE DOCUMENT CUSTODIAL AGREEMENT
------------------------------------------------------------------------------
November 1, 2006


PARTIES

o U.S. Bank National Association, a national banking association, as trustee (the Trustee)

o     Citibank, N.A., a national banking association (Citibank)

o     Citicorp Residential Mortgage Securities, Inc., a Delaware corporation
      (CRMSI)

o     CitiMortgage, Inc., as Servicer and Certificate Administrator
      (CitiMortgage)

BACKGROUND

      The Trustee, CRMSI, CitiMortgage and Citibank, N.A. are entering into a Pooling and Servicing Agreement dated November 1, 2006 relating to Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-3 (the Pooling Agreement). Unless otherwise stated, terms defined in the Pooling Agreement are used in this agreement with the same meaning.

      Pursuant to the Pooling Agreement,

      o CRMSI will sell to the Trustee, without recourse, the mortgage loans identified in exhibit B to the Pooling Agreement, and

      o Citibank has been designated as Mortgage Document Custodian and Mortgage Note Custodian.


AGREEMENT

1  Appointment as Custodian; Acknowledgment of Receipt

      (a) Citibank will serve as Mortgage Document Custodian and Mortgage Note Custodian (collectively, Custodian) under the Pooling Agreement. Citibank certifies to the Trustee that Citibank is qualified to serve as Mortgage Document Custodian and Mortgage Note Custodian under the Pooling Agreement. Citibank will act as Custodian solely for the benefit of the Trustee and the certificate holders.

      (b) CRMSI has delivered to Citibank, as Custodian, the Mortgage Files, including the Mortgage Notes referred to in section 2.01 of the Pooling Agreement. Citibank acknowledges receipt of the Pooling Agreement and the Mortgage Files.

      From time to time, CitiMortgage will forward to Citibank additional documents evidencing an assumption or modification of a mortgage loan, and Citibank will hold such documents in the related Mortgage File in accordance with this agreement and the Pooling Agreement.

      (c) CitiMortgage will pay the reasonable custodial fees and expenses of Citibank or its successor, including the Trustee if the Trustee holds any Mortgage Files directly as Custodian.

      (d) Upon CitiMortgage's receipt of notice from Citibank or the Trustee that Citibank has breached this agreement or the Pooling Agreement, CitiMortgage will cause Citibank to comply with this agreement and the Pooling Agreement.

2  Maintenance of office

      Citibank will maintain the Mortgage Files, at the office of Citibank located at Citibank, N.A., 5280 Corporate Drive, M/C 0005, Frederick, Md. 21703, or at such other office of Citibank as it designates by 30 days' prior written notice to the Trustee and CRMSI.

3  Duties of Custodian

      As Custodian, Citibank will have all of the rights and obligations of the Mortgage Document Custodian and Mortgage Note Custodian set forth in the Pooling Agreement, including but not limited to the following:

      (a) Safekeeping. Citibank will

      o identify each Mortgage File by loan number, address of mortgaged property, and name of Mortgagor,

      o maintain the Mortgage Files in secure and fire resistant facilities in accordance with customary standards for such custody,

      o identify the Mortgage Files as being held and to hold the Mortgage Files for and on behalf of the Trustee for the benefit of all present and future certificate holders,

      o maintain accurate records pertaining to Mortgages in the Mortgage Files as will enable the Trustee to comply with the terms and conditions of the Pooling Agreement, and

      o maintain at all times a current inventory and conduct periodic physical inspections of the Mortgage Files in such a manner as will enable the Trustee and CitiMortgage to verify the accuracy of Citibank's record-keeping, inventory and physical possession.

      Citibank will promptly report to the Trustee and CitiMortgage any failure on its part to hold the Mortgage Files as herein provided and will promptly take appropriate action to remedy any such failure.

      (b) Release of Files. Citibank is authorized, upon receipt of a direction from the Trustee pursuant to section 3.12, "Trustee to Cooperate; Release of Files," of the Pooling Agreement, to release to CitiMortgage or its designee, as directed, the Mortgage File or the documents set forth in such direction. All documents so released will be held by the recipient in trust for the benefit of the Trustee in accordance with the Pooling Agreement. Such Mortgage Files will be returned to Citibank when the need therefor in connection with foreclosure or servicing no longer exists, unless the mortgage loan is liquidated or paid in full. Citibank is also authorized to release any Mortgage or Mortgage Note to CRMSI after purchase by CRMSI of the related mortgage loan or the property securing such mortgage loan, all as provided in, and subject to the provisions of, the Pooling Agreement.

      (c) Review of Mortgage Files; Administration; Reports. Citibank will attend to all non-discretionary details in connection with maintaining custody of the Mortgage Files, including reviewing each Mortgage File within 90 days after issuance of the certificates, ascertaining that all documents required to be delivered pursuant to section 2.01, "Conveyance of Trust Fund," of the Pooling Agreement have been executed, received and recorded, if applicable, and, in connection therewith, delivering, in electronic form, such reports and certifications to the Trustee and CRMSI as are required by the Pooling Agreement. If in the course of such review, or if at any time during the term of this agreement, Citibank determines that a document or documents constituting part of a Mortgage File is defective or missing, it will promptly so notify, in electronic form, the Trustee and CitiMortgage in accordance with the provisions of section 2.02, "Acceptance by Trustee," of the Pooling Agreement, and will, within 30 days thereafter, provide the Trustee with an updated report certifying as to the completeness of the Mortgage File, with any applicable exceptions noted thereon. Citibank will assist the Trustee and CitiMortgage generally in the preparation of reports (including by providing information reasonably requested as necessary to such preparation) to certificate holders or to regulatory bodies to the extent necessitated by Citibank's custody of the Mortgage Files.

      (d) Successor trustees. Citibank will, in accordance with section 8.08. "Successor Trustee," of the Pooling Agreement, amend this agreement to make a successor Trustee the successor to the predecessor Trustee under this agreement.

      (e) Assessments of Compliance and Attestation Statements. Citibank will, in its capacity as Custodian, perform the obligations of the Custodian under Sections 3.15(a), 3.15(b) and 3.15(c) of the Pooling Agreement, and will provide any Additional Form 10-D Disclosure, any Additional Form 10-K Disclosure and any Form 8-K Disclosure Information (as such terms are defined in the Pooling Agreement) required so to be delivered by the Custodian under Section 4.09 of the Pooling Agreement.

4  Access to Records

      Subject to section 3(b), upon not less than three days' notice, Citibank will permit the Trustee, CitiMortgage or any Subservicer appointed by CitiMortgage or their duly authorized representatives, attorneys or auditors to inspect the Mortgage Files and the books and records maintained by Citibank pursuant hereto at such times as the Trustee, CitiMortgage or any Subservicer may reasonably request, subject only to compliance by the Trustee, CitiMortgage or any Subservicer with the security procedures of Citibank applied by Citibank to its own employees having access to these and similar records.

5  Instructions; Authority to Act

      Citibank will be deemed to have received proper instructions with respect to the Mortgage Files upon its receipt of written instructions signed by a Responsible Officer of the Trustee or a Servicing Officer of the Servicer. A certified copy of a resolution of the Board of Directors of the Trustee may be accepted by Citibank as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary by Citibank from the Trustee, CitiMortgage or any Subservicer. Such instructions may be general or specific in terms. Citibank may rely upon and will be protected in acting in good faith upon any such written instructions received by it and which it reasonably believes to be genuine and duly authorized with respect to all matters pertaining to this agreement and its duties hereunder.

6  Indemnification

      (a) Citibank will indemnify the Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred or asserted against the Trustee as the result of any act or omission in any way relating to the maintenance and custody by Citibank of the Mortgage Files; provided, however, that Citibank will not be liable for any portion of any such amount resulting from the gross negligence or willful misconduct of the Trustee.

      (b) To the extent provided under Section 8.05(b) of the Pooling Agreement, CitiMortgage will indemnify Citibank and hold it harmless against any loss, liability or expense incurred without negligence or bad faith on Citibank's part, arising out of or in connection with the acceptance or administration of the trust or trusts created under the Pooling Agreement or Citibank's custody of the Mortgage Files, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder or under the Pooling Agreement. Such indemnification will survive the payment of the certificates and termination of the Trust Fund, as well as the resignation or removal of CitiMortgage as Servicer (if such action which caused the need for the indemnification occurred while CitiMortgage acted as Servicer), and for purposes of such indemnification neither the negligence nor bad faith of the Trustee will be imputed to, or adversely affect, the right of Citibank to indemnification.

7  Limitation of Custodian's Liabilities and Duties

      (a) Citibank will not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this agreement, other than for Citibank's compensation or for reimbursement of expenses.

      (b) Citibank will not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon or security interest in any Mortgage File.

      (c) Any other provision of this agreement to the contrary notwithstanding, Citibank will have no notice, and will not be bound by any of the terms and conditions of any other document or agreement executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this agreement unless Citibank is a signatory party to that document or agreement. Notwithstanding the foregoing sentence, Citibank will be deemed to have notice of the terms and conditions (including without limitation definitions not otherwise set forth in full in this agreement) of other documents and agreements executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this agreement, to the extent such terms and provisions are referenced, or are incorporated by reference, into this agreement only as long as the Trustee or CitiMortgage will have provided a copy of any such document or agreement to Citibank.

      (d) Citibank's rights and obligations will only be such as are expressly set forth in this agreement or the Pooling Agreement. In no event will Citibank be obligated to ascertain or take action except as expressly provided in this agreement or the Pooling Agreement.

      (e) Nothing in this agreement will be deemed to impose on Citibank any obligation to qualify to do business in any jurisdiction, other than (i) a jurisdiction where a Mortgage File is or may be held by Citibank, and (ii) where failure to qualify could have a material adverse effect on Citibank or its property or business or on the ability of Citibank to perform it duties hereunder.

      (f) Subject to section 3, under no circumstances will Citibank be obligated to verify the authenticity of any signature on any of the documents received or examined by it in connection with this agreement or the authority or capacity of any person to execute or issue such document, nor will Citibank be responsible for the value, form, substance, validity, perfection (other than by taking and continuing possession of the Mortgage Files), priority, effectiveness or enforceability of any of such documents, nor will Citibank be under a duty to inspect, review or examine the documents to determine whether they are appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

      (g) Citibank will have no duty to ascertain whether or not any cash amount or payment has been received by the Trustee, the CRMSI or any third person.

      (h) Citibank may assign its rights and obligations under this agreement, in whole or in part, to any Affiliate; however, Citibank will notify CRMSI, CitiMortgage and the Trustee of any such assignment. Citibank may not assign its rights or obligations under this agreement, in whole or in part, to any other entity without the prior written consent of CRMSI, CitiMortgage and the Trustee, which consent will not be unreasonably withheld. An "Affiliate" is an entity that directly or indirectly controls, is controlled by or is under common control with Citibank. Notwithstanding any such assignment, Citibank will remain liable for all of its obligations under this agreement unless the assignment has been approved by CRMSI, CitiMortgage and the Trustee.

      (i) Subject to section 6, "Indemnification," neither Citibank nor any of its Affiliates, directors, officers, agents, and employees will be liable for

      o any action or omission to act hereunder except for its own or such person's gross negligence, willful misconduct, breach of this agreement or violation of applicable law, or

      o any special, indirect, punitive or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

      (j) Citibank will not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under this Agreement or the Pooling Agreement or in the exercise of any of its rights and obligations, if, in its sole judgment, it will believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

      (k) Citibank will not be responsible for delays or failures in performance resulting from acts beyond its control, such as acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

      (l) Any entity into which Citibank may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which Citibank will be a party, or any entity succeeding to the business of Citibank, will be the successor of Citibank hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

8. Advice of Counsel

      Citibank may rely and act upon advice of counsel with respect to its performance as Custodian, and will not be liable for any action it reasonably takes pursuant to such advice, provided that such action is not in violation of applicable federal or state law.

9. Effective Period, Termination and Amendment, and Interpretive and Additional Provisions

      This agreement may be terminated (a) by Citibank's resignation as Custodian, or (b) by either CitiMortgage or the Trustee. In each case, such termination will be effected by notice to the other parties given no less than 60 days prior to termination. Upon notice of such termination, CitiMortgage will use its reasonable best efforts to select a successor Custodian reasonably acceptable to the Trustee upon substantially the same terms and conditions as set forth in this agreement. If no such successor Custodian has been selected by the 50th day after such notice, the Trustee may, upon prior notice to CitiMortgage, select a successor Custodian. If no successor Custodian has been selected by CitiMortgage or the Trustee by the effective date of the Citibank's termination, the Trustee will act as successor Custodian until the Trustee and CitiMortgage agree on a successor Custodian.

      At, or as soon as practicable after, the termination of this agreement, Citibank will deliver the Mortgage Files to the successor Custodian at such place as the successor Custodian reasonably designates.

10.   Binding Arbitration

      Any misunderstanding or dispute between Citibank and CRMSI or CitiMortgage arising out of this agreement will be settled through consultation and negotiation in good faith and a spirit of mutual cooperation. However, if these attempts fail, such misunderstandings or disputes will be decided by binding arbitration conducted, upon request by either of them, in New York, New York, before a single arbitrator designated by the American Arbitration Association (the AAA), in accordance with the terms of the Commercial Arbitration Rules of the AAA, and to the maximum extent applicable, the United States Arbitration Act (Title 9 of the United States Code). Notwithstanding anything herein to the contrary, either Citibank, CRMSI or CitiMortgage may proceed to a court of competent jurisdiction to obtain equitable relief at any time. An arbitrator may not award punitive damages or other damages not measured by the prevailing party's actual damages. To the maximum extent practicable, an arbitration proceeding under this agreement will be concluded within 180 days of the filing of the dispute with the AAA. This arbitration clause will survive any termination or expiration of this agreement and if any term, covenant, condition or provision of this arbitration clause is found to be unlawful, invalid or unenforceable, the remaining parts of the arbitration clause will not be affected thereby and will remain fully enforceable.

11.   Governing Law

      This agreement will be governed by, and construed in accordance with, the laws of the State of New York.

12.   Notice

      Notices and other writings will be delivered or mailed, postage prepaid,

      o to the Trustee at One Federal Street, 3rd Floor, Boston, Massachusetts 02110, Attention: Corporate Trust Services,

      o to Citibank at 5280 Corporate Drive, M/C 0005, Frederick, Maryland 21703, Attention: Loretta Badgett, with a copy to Eric K. Kawamura, Vice President & General Counsel, Citibank, N.A., One Sansome St., 19th fl., San Francisco, California 94104, tel: (415) 658-4371, fax: (415) 658-4294, and

      o to CRMSI or CitiMortgage at 1000 Technology Drive, O'Fallon, Missouri 63368, Attention: Daniel P. Hoffman


      or to such other address as the Trustee, Citibank, CRMSI or CitiMortgage subsequently specifies in writing to the other parties. Notices or other writings will be effective only upon receipt.

13.   Binding Effect

      This agreement will be binding upon and will inure to the benefit of the Trustee and Citibank and their respective successors and permitted assigns. Concurrently with the appointment of a successor trustee as provided in section
8.08 of the Pooling Agreement, the Trustee, CRMSI, CitiMortgage and Citibank will amend this agreement to make the successor trustee the successor to the Trustee under this agreement.

SIGNATURES

U.S. BANK NATIONAL ASSOCIATION,
as Trustee under the Pooling Agreement

By:
   -----------------------------------
Name:  Maryellen Hunter
Title:     Assistant Vice President

CITIBANK, N.A.,
as Custodian

By:
   -----------------------------------
Name: Loretta Badgett
Title:   Assistant Vice President


CITICORP RESIDENTIAL MORTGAGE
 SECURITIES, INC.



By:
   -----------------------------------
Name:  Daniel P. Hoffman
Title: Vice President

CITIMORTGAGE, INC.

By:
   -----------------------------------
Name:  Paul Ince
Title: Chief Financial Officer